SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement	Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to Rule 14a-12.

AVNET, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

AVNET, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, November 6, 2003

TO ALL SHAREHOLDERS OF AVNET, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AVNET, INC., a New York corporation (“Avnet”), will be held at the Avnet Corporate Broadcast Center, 2617 South 46th Street, Suite 300, Phoenix, Arizona on Thursday, November 6, 2003, at 2:00 p.m., mountain standard time, for the following purposes:

1.	To elect nine (9) directors to serve until the next Annual Meeting and until their successors have been elected and qualified.

2.	To consider a proposal to approve the 2003 Stock Compensation Plan.

3.	To consider a proposal to amend the Avnet Employee Stock Purchase Plan to authorize an additional 1,000,000 shares for sale under the Plan.

4.	To ratify the appointment of KPMG LLP as independent public accountants to audit the consolidated financial statements of Avnet for the fiscal year ending July 3, 2004.

5.	To take action with respect to such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 8, 2003 as the record date for the Annual Meeting. Only holders of record of shares of Avnet’s Common Stock at the close of business on such date shall be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

DAVID R. BIRK

Secretary

October 1, 2003

AVNET, INC.

2211 South 47th Street
Phoenix, Arizona 85034

PROXY STATEMENT

Dated October 1, 2003

FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held November 6, 2003

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Avnet, Inc. (“Avnet” or the “Company”) for use at the Annual Meeting of Shareholders to be held on November 6, 2003, and at any and all adjournments thereof (the “Annual Meeting”), with respect to the matters referred to in the accompanying notice. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders is October 1, 2003. Only holders of record of outstanding shares of Common Stock at the close of business on September 8, 2003 are entitled to notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote per share held on the record date. The aggregate number of shares of Common Stock outstanding (net of treasury shares) at September 8, 2003 was 119,618,873, comprising all of Avnet’s capital stock outstanding as of that date.

Proxies for shares of Avnet Common Stock, par value $1.00 per share (the “Common Stock”), may be submitted by completing and mailing the proxy card that accompanies this Proxy Statement or by submitting your proxy voting instructions by telephone or through the Internet. Shareholders who hold their shares through a broker or other nominee should contact their brokers to determine whether they may submit their proxy by telephone or Internet. Shares of Common Stock represented by a proxy properly signed or submitted and received at or prior to the Annual Meeting will be voted in accordance with the holder’s instructions. If a proxy card is signed, dated and returned without indicating any voting instructions, shares of Common Stock represented by the proxy will be voted “FOR” the election as directors of the nine persons named herein; “FOR” the approval of the 2003 Stock Compensation Plan; “FOR” the approval to amend the Avnet Employee Stock Purchase Plan and “FOR” the ratification of the appointment of KPMG, LLP. The Avnet Board of Directors is not currently aware of any business to be acted upon at the Annual Meeting other than as described herein. If, however, other matters are properly brought before the meeting, the persons appointed as proxies will have discretion to vote or to act thereon according to their best judgment, unless otherwise indicated on any particular proxy. The persons appointed as proxies will have discretion to vote on adjournment of the Annual Meeting.

Any person who signs and mails the enclosed proxy may revoke it at any time before it is voted by submitting a written notice of revocation or a later dated proxy that is received by Avnet prior to the Annual Meeting, or by voting in person at the Annual Meeting. However, a proxy will not be revoked by simply attending the Annual Meeting and not voting. All written notices of revocation and other communications with respect to revocation by Avnet shareholders should be addressed as follows: David R. Birk, Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. To revoke a proxy previously submitted by telephone or Internet, a shareholder of record can simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will thereby be revoked.

ELECTION OF DIRECTORS
Equity Compensation Plan Information As of June 27, 2003
SUMMARY COMPENSATION TABLE
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
PROPOSAL 2 PROPOSAL TO APPROVE THE 2003 STOCK COMPENSATION PLAN
New Plan Benefits 2003 Stock Compensation Plan
PROPOSAL 3
PROPOSAL TO AMEND THE AVNET EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
GENERAL
2004 ANNUAL MEETING
APPENDIX A
AVNET, INC. 2003 STOCK COMPENSATION PLAN
ARTICLE I Purpose of the Plan
ARTICLE II Definitions
ARTICLE III Shares Reserved for the Plan
ARTICLE IV Administration of the Plan
ARTICLE V Award and Modification of Options
ARTICLE VI Stock Appreciation Rights
ARTICLE VII Restricted Stock and Restricted Stock Units
ARTICLE VIII Other Stock Unit Awards
ARTICLE IX Additional Terms and Provisions
ARTICLE X Adjustments Upon Changes In Capitalization
ARTICLE XI Amendment or Termination of the Plan
Appendix B
AVNET EMPLOYEE STOCK PURCHASE PLAN
Appendix C
AUDIT COMMITTEE CHARTER

PROPOSAL 1

ELECTION OF DIRECTORS

Nine directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy card to vote each properly signed and returned proxy (unless otherwise directed by the shareholder executing such proxy) for the election as directors of Avnet of the nine persons listed below. Each nominee has consented to being named herein and to serve if elected. All of the nominees were last elected directors at the Annual Meeting of Shareholders held on November 7, 2002.

Mr. Salvatore Nuzzo, who has served as a director of the Company for over 20 years, is retiring from the Board of Directors and will not stand for re-election. The Company would like to publicly recognize Mr. Nuzzo for his significant contributions and dedicated service to the Company. As a result of Mr. Nuzzo’s retirement, the Board of Directors has amended the By-Laws of the Company to reduce the size of the Board from ten directors to nine directors.

The holders of a majority of the shares entitled to vote must be present (either in person or by proxy) at the Annual Meeting to constitute a quorum for the transaction of business. Directors will be elected by a plurality of the votes properly cast at the Annual Meeting. Only votes cast “for” the election of directors will be counted in determining whether a nominee for director has been elected. Thus, shareholders who do not vote, or who withhold their vote, will not affect the outcome of the election. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares for the election of directors if they have not received voting instructions from the beneficial owners by the tenth day before the Annual Meeting, provided that this Proxy Statement has been transmitted to the beneficial owners at least fifteen days before the Annual Meeting.

In case any of the nominees below should become unavailable for election for any presently unforeseen reason, the persons named in the enclosed form of proxy will have the right to use their discretion to vote for a substitute or to vote for the remaining nominees and leave a vacancy on the Board of Directors. Under the By-Laws of Avnet, any such vacancy may be filled by a majority vote of the directors then in office or by the shareholders at any meeting thereof.

The information set forth below as to each nominee has been furnished by such nominee:

		Year
		First	Principal Occupations During Last Five Years;
Name	Age	Elected	Other Directorships and Activities

Eleanor Baum Committees: Compensation Finance	63	1994	Dean of the School of Engineering of The Cooper Union, New York, NY. Dr. Baum is also a director of Allegheny Energy, Inc. and United States Trust Company; the Former Chair of the New York Academy of Sciences (1998 – 1999); former Chair of the Engineering Workforce Commission (1999 – 2002); past President of American Society for Engineering Education (1995 – 1997) and Accreditation Board for Engineering and Technology (1997 – 1998). Dr. Baum is a Trustee of both Embry Riddle University and Webb Institute and serves on various advisory boards to universities, government agencies and industry groups.

		Year
		First	Principal Occupations During Last Five Years;
Name	Age	Elected	Other Directorships and Activities

J. Veronica Biggins Committees: Compensation Chair	56	1997	Senior Partner at Heidrick & Struggles International, Inc., an executive search firm. Ms. Biggins is also a director of NDC Health Corporation and AirTran Holdings, Inc. and currently serves as Chair of the Czech and Slovak American Enterprise Development Fund, which is funded by the U.S. Government SEED Act.

Lawrence W. Clarkson Committees: Corporate Governance Finance	65	1998	Retired Senior Vice President of The Boeing Company (April 1994 – February 1999) and President, Boeing Enterprises (January 1997 – February 1999), a manufacturer of aerospace, aviation and defense products. Mr. Clarkson is a director of Atlas Air Worldwide Holdings, Inc. and also serves as Vice Chairman of The National Bureau of Asian Research.

Ehud Houminer Committees: Audit Corporate Governance	63	1993	Executive-in-Residence at Columbia Business School, Columbia University, New York, NY. Mr. Houminer is a director of various Dreyfus mutual funds.

James A. Lawrence Committees: Audit Chair	50	1999	Executive Vice President and Chief Financial Officer of General Mills, Inc., a consumer foods company, since October 1998, prior thereto, Executive Vice President and Chief Financial Officer of Northwest Airlines (1996 – 1998) and Chief Executive Officer of Pepsi-Cola Asia Middle East Africa Group (1992 – 1996). Mr. Lawrence is also a director of The St. Paul Companies.

Ray M. Robinson Committees: Audit Compensation	55	2000	Vice Chairman of East Lake Community Foundation. Previously President of AT&T Southern Region Business Services Division from 1995 – 2003. Former President and Chief Executive Officer of AT&T Tridom (1993 – 1995), a manufacturer of very small aperture terminals used in satellite data transmission. Mr. Robinson is also a director of Aaron Rents, Inc., Acuity Brands, Inc., Citizens Bancshares Corp. and Mirant Corporation.

		Year
		First	Principal Occupations During Last Five Years;
Name	Age	Elected	Other Directorships and Activities

Frederic Salerno Committees: Finance Chair	60	1993	Retired Vice Chairman and Chief Financial Officer, Verizon Communications (July 2000 – September 2002) and from August 1997 – July 2000, Senior Executive Vice President & Chief Financial Officer/Strategy & Business Development and a director. Previously Vice Chairman of NYNEX Corporation, a telecommunications company, from March 1991 to July 1997. Mr. Salerno is also a director of Akamai Technologies, Inc., Bear Stearns & Co., Inc., Consolidated Edison, Inc., Dunn & Bradstreet Corporation, Heidrick & Struggles International, Inc., Lynch Interactive Corporation, Popular, Inc. and Viacom, Inc.

Gary L. Tooker Committees: Audit Compensation Corporate Governance	64	2000	Former Senior Advisor, Morgan Stanley Dean Witter Private Equity (June 2000 – July 2001); former Chairman of Motorola, Inc. (1997 – 1999); Former Vice Chairman and Chief Executive Officer of Motorola, Inc. (1994 – 1996); former director of Motorola (until May 2001). Mr. Tooker is also a director of Axcelis Technologies, Inc. and Eaton Corporation.

Roy Vallee Committees: Finance	51	1991	Chairman of the Board and Chief Executive Officer of Avnet since June 1998; prior thereto, Vice Chairman of the Board (November 1992 to June 1998) and President and Chief Operating Officer of Avnet (March 1992 to June 1998). Mr. Vallee is also a director of Synopsys, Inc. and Teradyne, Inc.

Compensation of Directors

Directors of Avnet who are also officers or employees of Avnet (currently only Mr. Vallee) do not receive any special or additional remuneration for service on the Board of Directors or any of its committees. Each non-employee director who was elected for the first time prior to January 1997 (and is therefore eligible to participate in the retirement plan discussed below) receives an annual retainer fee of $29,000 for serving on the Board and each non-employee director elected for the first time in or after January 1997 (currently Ms. Biggins and Messrs. Clarkson, Lawrence, Robinson and Tooker) receives an annual retainer fee of $34,000 for serving on the Board. Each non-employee director is also paid $1,000 per meeting for each meeting of the Board attended by such director. Under the Outside Directors’ Stock Bonus Plan, non-employee directors are awarded shares equal to $20,000 of Avnet Common Stock upon their re-election each year. A non-employee director also receives stock options for 2,000 shares of Common Stock on the date of his or her election and options for shares with a value equal to $20,000 upon his or her re-election to the Board of Directors. The options are exercisable at a price per share equal to the mean between the high and low sale prices per share on the date of grant and the option is exercisable with respect to 25% of the shares covered thereby after the expiration of one year and an additional 25% of the shares on each of the next three succeeding anniversary dates.

Under the Avnet Deferred Compensation Plan for Outside Directors, all fees payable in cash, other than meeting fees, to a non-employee director of Avnet during a plan year for service as a member of the Board of Directors or any committees thereof, may be deferred in the form of cash or in Common Stock equivalent “Phantom Share Units” or “PSUs”. Fees deferred in the form of PSUs are translated monthly into PSUs by dividing the amount of fees deferred by the average market value of a share of Common Stock on the New York Stock Exchange for the five trading days ending on the date when the fees would otherwise have been paid. Compensation deferred as cash is credited at the end of each calendar month with interest at a rate corresponding to the rate of interest on U.S. Treasury 10-year notes on the first day of that calendar month. Compensation deferred under the Plan, and additional PSUs or interest credited thereon, will be payable to a director (i) upon cessation of membership on Avnet’s Board of Directors in ten annual installments or, at the director’s election (which must be made not less than 24 months prior to the date on which the director ceases to be a member of the Board), in annual installments not exceeding ten or in a single lump sum or (ii) upon a “change in control” of Avnet (as defined in the plan), in a single lump sum. PSUs are payable in Common Stock with cash payment made for fractional shares. In the event of the death of a director before receipt of all required payments, all remaining payments shall be made to the director’s designated beneficiary.

The Board has adopted stock ownership guidelines providing that directors should own, within four years of joining the Board, 10,000 shares of Avnet, Inc. Common Stock. Shares that are awarded to directors as part of director compensation, as well as Phantom Share Units acquired by directors under the directors’ Deferred Compensation Plan, count towards the guideline, but options, even if vested, do not. Directors on the Board at the time the guidelines were adopted in November 2000 have four years to accumulate sufficient shares to meet the guidelines.

In May 1996, the Board of Directors terminated the Retirement Plan for Outside Directors of Avnet, Inc. (the “Retirement Plan”) with respect to non-employee directors elected for the first time after May 21, 1996. Therefore, while members of the Board of Directors as of May 21, 1996 still accrue benefits under the Retirement Plan, Board members elected for the first time thereafter (currently Ms. Biggins and Messrs. Clarkson, Lawrence, Robinson and Tooker) are not eligible to participate in the Retirement Plan. The Retirement Plan provides retirement income for eligible directors who are not officers, employees or affiliates (except by reason of being a director) of Avnet (the “Outside Directors”). The Retirement Plan entitles any eligible Outside Director who has completed six years or more of active service to an annual cash retirement benefit equal to the annual retainer fee (including committee fees) during the Outside Director’s last year of active service, payable in equal monthly installments for a period of from two to ten years depending on length of service, with payments beginning on the date which is the later of such director’s 65th birthday or his or her retirement date. The surviving spouse of any deceased Outside Director is entitled to 50% of any remaining unpaid retirement benefit.

The Board of Directors and its Committees

Avnet’s Board of Directors held five meetings during fiscal 2003. The independent directors met separately in executive session four times during fiscal 2003. The Board of Directors recently established a rotation mechanism to determine the Lead Director, which provides that Lead Director service rotates among all independent directors on a quarterly basis. The primary duties of the Lead Director include coordinating and developing the agenda for and chairing executive sessions of the independent directors and facilitating communication with the Chairman of the Board and Chief Executive Officer and other senior management. In addition, the Board recently adopted Corporate Governance Guidelines, which address the duties of the Board of Directors, director qualifications and selection process, director compensation, Board operations, Board committee matters and director orientation and continuing education. The guidelines also provide for an annual self-evaluation by the Board. The guidelines are available on the Company’s website at www.avnet.com/ investors/ governance.

The Board of Directors accomplishes a substantial amount of its work through its standing Committees: an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Finance Committee. Each committee reports regularly to the full Board and will annually evaluate its performance.

The Audit Committee is charged with assisting the Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of the financial statements of the Company, the independence and performance of the Company’s corporate and external auditors, and compliance with legal and regulatory requirements, as well as the Company’s internal ethics compliance program, as reflected in the Company’s Code of Conduct. The Audit Committee is composed of directors who meet the independence requirements of the New York Stock Exchange listing standards and the Board of Directors has determined that all members of the Committee qualify as “audit committee financial experts” as defined in rules adopted by the Securities and Exchange Commission. Please see the “Audit Committee Report” below for more information about the Committee and its operations. The Audit Committee met eleven times in fiscal 2003. Messrs. Houminer, Robinson and Tooker currently serve on the Audit Committee and Mr. Lawrence serves as Chair.

The Compensation Committee administers Avnet’s stock option plans and Incentive Stock Program and is responsible for evaluating the performance of and setting compensation for the Chief Executive Officer, and reviewing and approving the compensation of other senior executives. The Committee also oversees Avnet’s diversity and community relations programs. The Compensation Committee is composed of directors who meet the independence requirements of the New York Stock Exchange listing standards. The Committee operates under a written charter that outlines the Committee’s purpose, member qualifications and authority and responsibilities. The Committee met five times in fiscal 2003. Dr. Baum and Messrs. Robinson and Tooker currently serve on the Compensation Committee and Ms. Biggins serves as Chair.

The Corporate Governance Committee is charged with identifying, screening and recommending to the Board of Directors appropriate candidates to serve as directors of the Company and is responsible for overseeing the process for evaluating the Board of Directors and its Committees. The Corporate Governance Committee will consider director nominations only from persons solicited by the Committee. This Committee also oversees and makes recommendations with respect to corporate governance issues affecting the Board of Directors and the Company. The Corporate Governance Committee is composed of directors who meet the independence requirements of the New York Stock Exchange listing standards. The Committee operates under a written charter that outlines the Committee’s purpose, member qualifications and authority and responsibilities. The Committee met four times in fiscal 2003. Messrs. Clarkson, Houminer and Tooker currently serve on the Corporate Governance Committee and Mr. Nuzzo serves as Chair. A new chair will be appointed upon Mr. Nuzzo’s retirement.

The Finance Committee is responsible for evaluating the Company’s short and long-term financing needs and capital structure and with making recommendations about future financing. The Finance Committee also oversees the administration of the Avnet Pension Plan and Trust and the Avnet 401(k) Plan and Trust. The Finance Committee met eight times in fiscal 2003. Dr. Baum and Messrs. Clarkson and Vallee currently serve on the Finance Committee and Mr. Salerno serves as Chair.

The Board of Directors has also established an Executive Committee. The Executive Committee is charged with the authority of the full Board and, between meetings of the Board, is authorized to exercise the powers of the Board in the management of the business and affairs of Avnet to the extent permitted by law. The Executive Committee is made up of the Chairman and four other directors. All of the independent directors rotate service on the Executive Committee. The Executive Committee met twice in fiscal 2003.

During fiscal 2003, each incumbent director attended at least 75% of the combined number of meetings of the Board and of the committees on which such director served.

Audit Committee Report

The Audit Committee of the Company’s Board of Directors was established for the primary purpose of representing and assisting the Board in fulfilling its oversight responsibilities with respect to the accounting and financial reporting processes of the Company and the audit of its annual financial statements. The Sarbanes-Oxley Act of 2002 and resulting regulation by the Securities and Exchange Commission have recently added a number of provisions to federal law to strengthen the authority and increase the responsibility of audit committees. Additional rules concerning audit committee structure, membership, authority and responsibility have been proposed by the New York Stock Exchange (“NYSE”) and will become applicable to the Company following approval by the Securities and Exchange Commission. The Audit Committee has already implemented changes in response to new legal requirements and the rules proposed by the NYSE and continues to monitor the NYSE proposals to position itself to respond quickly upon approval of final rules.

The Audit Committee is made up solely of independent directors, as defined in the current listing requirements of the NYSE, and the Board of Directors has determined that these directors also meet the independence standards for directors and audit committee members proposed by the NYSE. The Board has determined that all of the current audit committee members qualify as “audit committee financial experts” as defined in rules adopted by the Securities and Exchange Commission. The Audit Committee operates under a written charter that outlines the purpose, member qualifications and authority and responsibilities of the Audit Committee. The Audit Committee reviews its charter on a regular basis and recently recommended several changes to address new legal requirements. The Board approved the revised Audit Committee Charter and it is attached to this Proxy Statement as Appendix C.

The Audit Committee monitors the activities and performance of the Company’s internal audit function, including scope of reviews, department staffing levels and reporting and follow-up procedures. In addition, the Audit Committee generally oversees the Company’s internal ethics compliance program. The Audit Committee also meets quarterly with KPMG LLP, the Company’s independent auditor (“KPMG”), and periodically with the Company’s Director of Corporate Audit and the Chief Financial Officer in separate, executive sessions.

The Audit Committee meets each quarter with KPMG and management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings press releases. The Committee also monitors the activities and performance of KPMG, including audit scope, audit fees, auditor independence and non-audit services performed by KPMG. All services to be performed by the Company’s independent auditors are subject to pre-approval by the Audit Committee and management provides quarterly reports to the Committee on the status and fees for all projects.

The Audit Committee has reviewed and discussed the consolidated financial statements for fiscal year 2003 with management and KPMG LLP. This review included a discussion with KPMG and management of the quality, not merely the acceptability, of Avnet’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company’s financial statements. The Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as amended by Statement on Auditing Standards No. 90 “Audit Committee Communications.” KPMG provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Committee discussed with KPMG its independence. In reliance on this review and these discussions, and the report of KPMG, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended June 27, 2003 for filing with the Securities and Exchange Commission.

James A. Lawrence, Chair Ray M. Robinson	Ehud Houminer Gary L. Tooker

Principal Accounting Firm Fees

In April 2002, the Company changed its independent auditor from Arthur Andersen LLP (“Andersen”) to KPMG LLP (“KPMG”). The table below provides information relating to fees charged for services performed by the Company’s independent auditors in both fiscal 2003 and fiscal 2002. All fees disclosed for fiscal 2002 were for services performed during the periods in which the named auditor was the principal auditor of the Company. Certain amounts for fiscal 2002 have been reclassified to conform to new requirements.

	Fiscal 2003	Fiscal 2002	Name of Firm

Audit Fees	$3,250,496	$1,516,773	KPMG
	$—	$1,503,524	Andersen
Audit-Related Fees	33,000	153,000	KPMG
	—	19,200	Andersen
Tax Fees	862,881	327,500	KPMG
	—	2,182,095	Andersen
All Other Fees	—	—	KPMG
	—	—	Andersen
TOTAL	$4,146,377	$1,997,273	KPMG

	$—	$3,704,819	Andersen

	$4,146,377	$5,702,092	Combined Total

Audit Fees. In both years, Audit Fees consisted of work performed by the principal auditor associated with the audit of the Company’s consolidated financial statements, including reviews performed on the Company’s Form 10-Q filings, statutory audits required for the Company’s subsidiaries and assistance with registration statements filed by the Company, including comfort letters and consents.

Audit-Related Fees. In both years, Audit-Related Fees consisted principally of audits performed on the Company’s pension and 401(k) plans, for audit-related assistance associated with the Company’s accounts receivable securitization program and related projects.

Tax Fees. In both years, Tax Fees consisted primarily of global tax planning and state, local and property tax compliance. Fiscal 2002 fees paid to Andersen also include assistance with value-added tax (“VAT”) compliance for certain foreign subsidiaries.

All services to be provided by the Company’s independent auditors are subject to pre-approval by the Audit Committee. In August 2002 the Audit Committee adopted its “External Auditor Scope of Services Policy,” which required Committee approval of certain non-audit services to be performed by the Company’s independent auditor and prohibited the independent auditor from performing other specified types of services. This policy was amended in May 2003 to comply with new legal requirements and now requires pre-approval of all services to be performed by the Company’s independent auditor. In some cases, pre-approval is provided by the Committee through approval of specific categories and descriptions of services, subject to an established budget. In other cases, pre-approval is required for particular projects either by the Audit Committee or by the Chair, who is authorized to approve projects up to a certain limit and must then report them promptly to the full Committee. Management provides quarterly reports to the Committee on the status and fees for all projects.

Change in Independent Auditor

As previously reported in the Company’s Current Report on Form 8-K filed on April 23, 2002, on April 17, 2002 the Company dismissed its independent auditor, Arthur Andersen LLP (“Arthur Andersen”) and appointed KPMG LLP (“KPMG”) as its new independent auditor, effective immediately. These actions were approved by the Company’s Board of Directors upon the recommendation of its Audit Committee. KPMG has audited the consolidated financial statements of the Company for the fiscal years ending June 27, 2003 and June 28, 2002.

During the fiscal year ended June 29, 2001, and the subsequent interim periods through the date of Arthur Andersen’s dismissal, there was no disagreement between the Company and Arthur Andersen, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of such disagreement in connection with its report, and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Arthur Andersen on the consolidated financial statements of Avnet for the fiscal year ended June 29, 2001 did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years of Avnet ended June 28, 2002 and June 29, 2001, through the date of Arthur Andersen’s dismissal, neither the Company nor anyone on its behalf consulted with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Avnet provided Arthur Andersen with a copy of the foregoing statements. A copy of Andersen’s letter stating its agreement with such statements was filed as Exhibit 16 to the Company’s Current Report on Form 8-K filed on April 23, 2002.

Beneficial Ownership of Common Stock by Management and Others

The following table sets forth information with respect to the Common Stock of Avnet beneficially owned at August 31, 2003 by (a) the only persons that, to Avnet’s knowledge, were the beneficial owners of more than 5% of its outstanding Common Stock, (b) each director of Avnet, (c) each of the executive officers named in the Summary Compensation Table on page 14, and (d) all directors and executive officers of Avnet as a group. Except where specifically noted in the table, all the shares listed for a person or the group are directly held by such person or group members, with sole voting and dispositive power.

		Stock	Total
		Options	Common			Phantom
		Exercisable	Stock		Percent	Shares/	Adjusted
	Common	Within	Beneficially		of	Incentive	Equity
Name	Stock	60 Days(a)	Owned		Class*	Shares(b)	Interest(c)

AXA Financial, Inc. et al			16,510,523	(1)	13.8%
1290 Avenue of the Americas
New York, NY 10104
FMR Corp. et al			14,668,375	(2)	12.3%
82 Devonshire Street
Boston, MA 02109
Barclays Global Investors, NA			7,541,478	(3)	6.3%
45 Fremont Street
San Francisco, CA 94105
Goldman Sachs Asset Management			7,186,405	(4)	6.0%
32 Old Slip
New York, NY 10005
First Pacific Advisors, Inc.			6,377,534	(5)	5.3%
11400 West Olympic Blvd., Suite 1200
Los Angeles, CA 90064
Eleanor Baum	13,535	4,987	18,522			1,476	19,611
J. Veronica Biggins	5,415	4,987	10,402			9,668	19,683
David R. Birk	10,437	201,250	211,687			1,480	146,917
Andrew Bryant	3,674	129,250	132,924			1,220	99,894
Lawrence W. Clarkson	10,525	4,987	15,512			0	15,125
Richard Hamada	2,448	47,250	49,698	(6)		800	45,248
Ehud Houminer	13,935	4,987	18,922			0	18,535
James A. Lawrence	9,135	4,987	14,122			0	13,735
Salvatore J. Nuzzo	24,935	4,987	29,922			7,415	36,950
Ray M. Robinson	3,535	2,987	6,522			5,719	13,854
Raymond Sadowski	46,731	201,250	247,981			1,480	183,211
Frederic Salerno	33,935	4,987	38,922			8,283	46,818
Gary L. Tooker	21,035	2,987	24,022			1,716	27,351
Roy Vallee	116,485	1,851,250	1,967,735	(7)	1.6%	7,150	1,373,635
All directors and executive officers as a group (16 persons)			2,884,011		2.4%

*	Less than 1% for each person except as otherwise indicated.

(a)	A significant number of the options included are “underwater,” meaning the exercise price of the option is higher than the current market price of the common stock.

(b)	This column indicates the number of phantom shares owned by directors and the number of incentive shares awarded, but not yet delivered, to executive officers. Phantom Shares are accrued under the Avnet, Inc. Deferred Compensation Plan for Outside Directors, to be settled 1 for 1 in the Company’s Common Stock after cessation of membership on the Board or upon change in control of the Company. Under this plan, directors can defer fees payable in cash for service as a member of the Board or any of its committees into Phantom Shares. Incentive shares are awarded to executive officers under the Avnet Inc. Incentive Stock program and vest over a period of four years.

(c)	This column shows the individual’s adjusted equity interest in Avnet represented by common stock owned, phantom shares (for directors), incentive shares awarded but not yet delivered (for executive officers) and all outstanding options that are “in-the-money,” both vested and not vested. “In-the-money” means that the current fair market value of Avnet’s Common Stock at August 31, 2003, which was $17.94, is greater than the exercise price of the outstanding options.

(1)	The information as to the beneficial ownership of Avnet Common Stock by a group consisting of AXA Financial, Inc. and its affiliated entities was obtained from the group’s amended statement on Schedule 13G filed on February 12, 2003, with the Securities and Exchange Commission. Such statement discloses that as of December 31, 2002, Alliance Capital Management L.P., a subsidiary of AXA Financial, Inc. and an investment advisor registered under the Investment Advisers Act of 1940, had sole voting power with respect to 9,257,561 shares of Avnet Common Stock, shared voting power with respect to 1,582,587 shares of Avnet Common Stock, and sole dispositive power with respect to 16,510,523 shares of Common Stock, and that all such shares were acquired solely for investment purposes on behalf of client discretionary investment advisory accounts.

(2)	The information as to the beneficial ownership of Avnet Common Stock by FMR Corp., certain of its wholly-owned subsidiaries and affiliated investment companies, its Chairman, Edward C. Johnson 3d, and Abigail P. Johnson, a director of FMR Corp., was obtained from their joint statement on Schedule 13G filed on February 13, 2003 with the Securities and Exchange Commission. Such statement discloses that as of December 31, 2002, such group was the beneficial owner of 14,668,375 shares of Avnet Common Stock as follows: (a) Mr. Johnson, FMR Corp., through its control of wholly-owned subsidiary Fidelity Management & Research Company (“Fidelity”), and certain investment companies for which Fidelity acts as advisor (“Fidelity Funds”) have sole dispositive power but no voting power with respect to an aggregate of 10,627,960 shares of Common Stock held by a number of Fidelity Funds, which shares are voted by Fidelity in accordance with written guidelines established by the boards of trustees of the several Fidelity Funds, (b) Mr. Johnson, FMR Corp. and Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., have sole voting power with respect to 2,701,752 shares of Common Stock and sole dispositive power with respect to 2,708,052 shares of Common Stock, and no power to vote or to direct the voting of 6,300 shares of Common Stock owned by institutional investment accounts at Fidelity Management Trust Company, (c) Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp. provides investment advisory services to individuals and beneficially owns 500 shares of Common Stock, (d) Geode Capital Management, LLC, an investment advisor is the beneficial owner of 423 shares of Common Stock, and (e) Fidelity International Limited, an investment advisor to various investment companies and institutional investors, has sole voting and dispositive power with respect to 1,331,440 shares of Avnet Common Stock.

(3)	The information as to the beneficial ownership of Avnet Common Stock by Barclays Global Investors, NA, (a Bank as defined in Section 3(a)(6) of the Exchange Act) and its affiliated entities was obtained from the group’s statement on Schedule 13G filed on February 12, 2003, with the Securities and Exchange Commission. Such statement discloses that as of December 31, 2002, Barclays Global Investors, NA had sole voting and dispositive power with respect to 7,541,478 shares of Avnet Common Stock.

(4)	The information as to the beneficial ownership of Avnet Common Stock by Goldman Sachs Asset Management was obtained from their statement on Schedule 13G filed on February 11, 2003, with the Securities and Exchange Commission. Such statement discloses that as of December 31, 2002, Goldman Sachs Asset Management, an investment advisor and a separate business unit of The Goldman Sachs Group, Inc., had sole voting power with respect to 6,005,316 shares of Avnet Common Stock and sole dispositive power with respect to 7,186,405 shares of Common Stock.

(5)	The information as to the beneficial ownership of Avnet Common Stock by First Pacific Advisors, Inc. was obtained from their statement on Schedule 13G filed on February 13, 2003, with the Securities and Exchange Commission. Such statement discloses that as of December 31, 2002, First Pacific Advisors, Inc. had shared voting power with respect to 2,296,634 shares of Avnet Common Stock, and shared dispositive power with respect to 6,377,534 shares of Common Stock.

(6)	Includes 1,768 shares of Common Stock held by a family trust for which Mr. Hamada is a trustee.

(7)	Includes 108,464 shares of Common Stock held by a family trust for which Mr. Vallee is a trustee.

Equity Compensation Plans

Equity Compensation Plan Information

As of June 27, 2003

Number of Securities
		Weighted-	Remaining Available
		average	for Future Issuance
	Number of Securities to	Exercise Price of	Under Equity
	be Issued Upon	Outstanding	Compensation Plans
	Exercise of	Options,	(excluding securities
	Outstanding Options,	Warrants and	reflected in
Plan Category	Warrants and Rights	Rights	column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders(3)	10,359,060 (1)	$20.86	1,464,511 (2)
Equity compensation plans not approved by security holders	—	—	33,917
Total	10,359,060	$20.86	1,498,428

(1)	Includes 10,291,724 outstanding options and 67,336 stock incentive shares awarded but not yet delivered.

(2)	Includes 1,063,325 options available for grant, 176,874 incentive shares not yet awarded and 224,312 shares authorized for the Employee Stock Purchase Plan but not yet allocated.

(3)	Options assumed through acquisitions accounted for as purchases are excluded from (1) above. The outstanding balance of acquired options was 322,998 (column (a)) with a related weighted average exercise price of $37.36 (column (b)).

The Company has one equity compensation plan that has not been approved by shareholders — the Outside Director Stock Bonus Plan. Under this Plan, non-employee directors are awarded shares equal to $20,000 of Avnet Common Stock upon their re-election each year, as part of their director compensation package. Shares are issued in January of each year and the number of shares is calculated by dividing $20,000 by the average of the high and low price of the Common Stock on the first business day of January. The Board of Directors established a reserve of 50,000 shares for this plan in November 2002. Aggregate shares issued under the Plan totaled 16,083, 7,092 and 9,840 for fiscal 2003, 2002 and 2001, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Avnet’s directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission, the New York Stock Exchange and the Pacific Exchange concerning their ownership of and transactions in Avnet Common Stock and are also required to provide Avnet with copies of such reports. Based solely on such reports and related information furnished to Avnet, Avnet believes that in fiscal 2003 all such filing requirements were complied with in a timely manner by all directors and executive officers.

Executive Officers of the Company

The current executive officers of the Company are:

Name	Age	Office

Roy Vallee	51	Chairman of the Board and Chief Executive Officer
David R. Birk	56	Senior Vice President, General Counsel and Secretary
Andrew S. Bryant	48	Senior Vice President
Richard Hamada	45	Senior Vice President
Edward Kamins	54	Senior Vice President
Raymond Sadowski	49	Senior Vice President, Chief Financial Officer and Assistant Secretary
John F. Cole	61	Controller

Mr. Vallee joined the Company in February 1977 and has been Chairman of the Board and Chief Executive Officer since June 1998. Prior thereto, he was Vice Chairman of the Board since November 1992, and also President and Chief Operating Officer since March 1992.

Mr. Birk became Avnet’s Secretary in July 1997 and has been Senior Vice President of Avnet since November 1992. Mr. Birk was elected Vice President and General Counsel in September 1989.

Mr. Bryant has been Senior Vice President of Avnet since November 1999 and has served as President of the Electronics Marketing operating group since January 2002. Mr. Bryant served as a Vice President of Avnet since November 1996. He previously served as President of the Computer Marketing operating group since June 1999, and prior thereto served as President of the Hall-Mark Computer Division since July 1998. Mr. Bryant was President of the Avnet Computer Division from September 1996 to June 1998.

Mr. Hamada has been Senior Vice President of Avnet since November 2002 and was named President of the newly formed Avnet Technology Solutions operating group in July 2003. He was appointed Vice President of Avnet in December 1999 and served as the President of the Computer Marketing operating group since January 2002. He previously served as President of Avnet Hall-Mark, North America since May 1999. Prior thereto, Mr. Hamada served as Executive Vice President of the Avnet Computer Division from July 1998 to May 1999 and was Senior Vice President of Sales and Marketing from July 1997 to July 1998.

Mr. Kamins has been Senior Vice President of Avnet since November 2000 and was appointed Chief Information Officer in July 2003. Prior thereto, he served as President of the Applied Computing operating group since its formation in October 1999. Mr. Kamins served as a Vice President of Avnet since November 1999 and previously served as Senior Vice President for the Computer Marketing operating group since July 1996.

Mr. Sadowski has been Senior Vice President of Avnet since November 1992 and Chief Financial Officer since February 1993.

Mr. Cole has been Avnet’s Controller since February 1993.

Officers of the Company are generally elected each year at the meeting of the Board of Directors following the annual meeting of shareholders and hold office until the next such annual meeting or until their earlier death, resignation or removal.

Compensation of Avnet Executive Officers

The following table sets forth information concerning the total compensation during Avnet’s last three fiscal years of its Chief Executive Officer and the four individuals who had the highest individual aggregates of salary and bonus during Avnet’s fiscal year ended June 27, 2003 who were executive officers at the end of that fiscal year (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
					Awards

		Annual Compensation			Restricted	Securities	All Other
	Fiscal				Stock	Underlying	Compen-
Name and Principal Position	Year	Salary	Bonus		Awards(1)	Options(#)	sation(2)

Roy Vallee	2003	$825,000	$190,000		$—	325,000	$1,410
Chairman of the Board and	2002	750,000	250,000		186,772	325,000	1,743
Chief Executive Officer	2001	750,000	640,000	(3)	210,012	210,000	2,458
David Birk	2003	425,000	29,188		—	50,000	893
Senior Vice President	2002	425,000	19,736		38,764	25,000	966
	2001	400,000	133,225		43,138	19,000	883
Andrew Bryant	2003	400,000	68,605		—	50,000	546
Senior Vice President	2002	357,500	262,889		35,240	125,000	718
	2001	315,000	380,571		24,974	15,000	988
Richard Hamada	2003	300,000	98,275		—	25,000	384
Senior Vice President	2002	260,000	434,285		21,144	65,000	552
	2001	234,000	334,622		22,704	12,000	510
Raymond Sadowski	2003	400,000	28,789		—	50,000	537
Senior Vice President	2002	400,000	15,890		38,764	25,000	489
	2001	400,000	133,225		43,138	19,000	588

(1)	The dollar values of the restricted stock awards shown in this table are based on the closing price of a share of Common Stock on the date on which the restricted stock awards were made. The restricted shares awarded in prior years have vested, in part, and will continue to vest in January 2004 and 2005. A holder of undelivered restricted stock awards may not vote the shares and is not entitled to any other rights of a shareholder with respect to the Common Stock underlying such awards. The aggregate number of shares of allocated but undelivered restricted stock at Avnet’s 2003 fiscal year-end (June 27, 2003) and the value of such shares (based on the closing price of a share of Common Stock on that date) are as follows: Mr. Vallee — 7,150 shares ($88,589); Mr. Birk — 1,480 shares ($18,337); Mr. Bryant — 1,220 shares ($15,116); Mr. Hamada — 800 shares ($9,912); and Mr. Sadowski — 1,480 shares ($18,337).

(2)	Consists of imputed income related to life insurance benefits provided by Avnet to the Named Executive Officers under the executive life insurance program described on page 16.

(3)	Although Mr. Vallee earned an annual bonus of $640,000, he was actually paid $1,180,500 in incentive compensation during fiscal 2001, because his bonus is paid in installments based on quarterly results. The overpayment of $540,500 is considered a no-interest loan from the Company to Mr. Vallee and all future incentive compensation earned by Mr. Vallee will be offset against the overpayment until the loan is fully paid. Payments of $190,000 and $250,000 were credited to the outstanding amount representing incentive compensation received by Mr. Vallee for fiscal 2003 and fiscal 2002, respectively. The balance of the loan at September 22, 2003 was $100,500.

Options

The following table sets forth information concerning grants of stock options during Avnet’s fiscal year ended June 27, 2003 to each of the Named Executive Officers:

Option Grants in Last Fiscal Year

	Individual Grants
						Potential Realizable Value at
	Number of	% of Total				Assumed Annual Rates
	Securities	Options	Exercise	Market		of Stock Appreciation for
	Underlying	Granted to	Price	Price		Option Term
	Options	Employees in	Per	on Date	Expiration
Name	Granted(1)	Fiscal Year	Share	of Grant	Date	5%	10%

Roy Vallee	325,000	18.1%	$12.95	$12.95	9/19/2012	$2,647,450	$6,708,650
David Birk	50,000	2.8%	12.95	12.95	9/19/2012	407,300	1,032,100
Andrew Bryant	50,000	2.8%	12.95	12.95	9/19/2012	407,300	1,032,100
Richard Hamada	25,000	1.4%	12.95	12.95	9/19/2012	203,650	516,050
Raymond Sadowski	50,000	2.8%	12.95	12.95	9/19/2012	407,300	1,032,100

(1)	All of the options granted become exercisable in four equal cumulative installments on each of the first through fourth anniversary dates of the date of grant.

The following table sets forth information concerning exercises of stock options during fiscal 2003 by each of the Named Executive Officers and the number and value of options held by each of them at fiscal year end (June 27, 2003):

Aggregated Option Exercises in Last Fiscal
Year and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options at
	Acquired on		Options at Fiscal Year End		Fiscal Year-End(2)
	Exercise	Value
Name	(#)	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Roy Vallee	—	$—	1,661,250	748,750	$—	$—
David Birk	—	—	171,000	85,000	—	—
Andrew Bryant	—	—	101,750	156,250	—	—
Richard Hamada	—	—	31,250	82,750	—	—
Raymond Sadowski	10,000	51,600	195,000	85,000	—	—

(1)	Value realized is the aggregate market value on the date of exercise of the shares acquired less the aggregate exercise price paid for such shares.

(2)	Value of in-the-money unexercised options is the excess of the aggregate market value of the underlying shares (based on the average of the high and low prices on June 27, 2003, of $12.51 per share) over the aggregate exercise price for such shares. The Named Executive Officers do not have any outstanding options with exercise prices below $12.51.

Retirement Benefits and Insurance

The Avnet Pension Plan (the “Pension Plan”) is a defined benefit plan that covers United States employees of Avnet. The Pension Plan is a type of defined benefit plan commonly referred to as a cash balance plan. A participant’s benefit under the Pension Plan is based, in general, on the value of the participant’s cash balance account, which is used for record keeping purposes and does not represent any assets of the Pension Plan segregated on behalf of a participant. A participant’s cash balance account equals the actuarial present value of his or her accrued benefit under the Pension Plan. The accumulated benefit in a participant’s cash balance account is approximately equal to the actuarial present value (using certain actuarial assumptions under the Pension Plan) of a deferred annuity benefit payable at age 65 determined by aggregating 2% of a participant’s annual earnings for each year of employment during which an employee was a participant in the Pension Plan. In general, the Pension Plan defines annual earnings as a participant’s base salary, commissions, royalties, annual cash incentive compensation and amounts deferred pursuant to plans described in section 125 or 401(k) of the Internal Revenue Code of 1986, as amended. No benefit is accrued under the Pension Plan for annual earnings exceeding $100,000 in any plan year. There is no offset under the Pension Plan for Social Security or other benefits. The Pension Plan offers participants distributions in the form of various monthly annuity payments. However, in lieu of an annuity form of distribution, a participant who has attained age 65 may elect to receive a cash lump sum distribution equal to the actuarial present value of the participant’s accrued benefit under the Pension Plan at age 65. In certain situations, the lump sum distribution option is also available to a participant who has terminated employment with Avnet and has not yet attained age 65.

The following table sets forth estimated annual retirement benefits payable under the Pension Plan for each of the executive officers of Avnet named in the Summary Compensation Table, assuming that (i) each such executive officer retires at age 65, (ii) current pensionable remuneration for each such executive officer remains unchanged until retirement, (iii) benefits under the Pension Plan are not altered prior to retirement and (iv) all actuarial costs and expenses of the Pension Plan are paid by the Pension Plan:

Estimated Annual
Named Executive Officers	Retirement Benefit

Roy Vallee	$77,338
David Birk	58,654
Andrew Bryant	66,436
Richard Hamada	74,483
Raymond Sadowski	71,959

In addition, Avnet pays the premiums in respect of the Executive Officer’s Supplemental Life Insurance and Retirement Program, which provides for: (1) payment of a death benefit to the designated beneficiary of each participating officer in an amount equal to twice the yearly earnings (including salary and cash incentive compensation) of such officer; (2) payment to Avnet, upon the death of a participating officer, of the amount by which the benefit payable by the insurer under the particular policy exceeds the death benefit payable to such officer’s beneficiary; (3) a right to receive from Avnet a supplemental retirement benefit (if the officer has satisfied certain age and service requirements) payable monthly (or in a lump sum under certain circumstances) to such officer or his or her beneficiary for ten years in an amount not to exceed 36% of the officer’s eligible compensation; and (4) payment to Avnet upon the death of an officer who is receiving or has received supplemental retirement benefits of the full amount payable by the insurer under the particular policy. For purposes of clause (3) in the preceding sentence, the eligible compensation of the executive officers named in the Summary Compensation Table is currently as follows: Mr. Vallee — $1,327,500; Mr. Birk — $524,844; Mr. Bryant — $657,980; Mr. Hamada — $631,454; and Mr. Sadowski — $524,844.

As permitted by Section 726 of the Business Corporation Law of New York, Avnet has in force directors’ and officers’ liability insurance and corporate reimbursement insurance. The policy insures Avnet against losses from claims against its directors and officers when they are entitled to indemnification by Avnet, and insures Avnet’s directors and officers against certain losses from claims against them in their official capacities. All duly elected directors and officers of Avnet are covered under this insurance.

Employment Agreements

Roy Vallee entered into a new employment agreement with the Company effective the beginning of fiscal year 2003. Under the terms of the agreement, Mr. Vallee may receive an annual base salary ranging from $825,000 to $1,000,000 per year. His fiscal 2003 annual salary was set at $825,000 and the Compensation Committee determined that it will remain at that level for fiscal 2004. The initial term of the agreement is for three years, and is then automatically renewed for additional one year terms, until the agreement is terminated in accordance with its provisions. Under this employment agreement, Mr. Vallee’s incentive compensation is determined pursuant to the Executive Incentive Plan or any successor plan, or otherwise as determined by the Compensation Committee. Under the Executive Incentive Plan, he will be eligible to receive incentive compensation based on the Company’s performance measured against performance goals set by the Compensation Committee.

If Mr. Vallee becomes disabled during the term of the employment agreement, the Company shall pay an annual disability benefit of $300,000. If Mr. Vallee retires or terminates his employment agreement by giving a one-year prior notice or if the Company experiences a change in control, the Company will pay to Mr. Vallee his base salary through the termination of employment date and he will be eligible to receive any annual incentive compensation payment or pro-rata portion earned through such termination date. If the Company does not continue Mr. Vallee in his position as CEO or a principal executive office satisfactory to Mr. Vallee or if the Company terminates Mr. Vallee’s employment agreement without cause with one year prior notice, the Company shall engage Mr. Vallee as a consultant for one year following the termination. If a one year notice of the change in position or termination without cause is not provided, the Company shall engage Mr. Vallee as a consultant for two years.

In the event of actual or constructive termination within 24 months of a change in control, the Company must pay to Mr. Vallee all accrued base salary and pro-rata incentive payments, plus 2.99 times the sum of (i) his then current annual base salary; and (ii) the average incentive compensation for the highest two of the last five fiscal years. Further, unvested stock options shall accelerate and vest in accordance with the early vesting provisions under the applicable stock option plans, and all equity incentive awards granted, but not yet delivered, will be accelerated and delivered. For this purpose, a constructive termination includes a material diminution in Mr. Vallee’s responsibilities, relocation of his office more than fifty miles without his consent, a material reduction in his compensation and benefits or his ceasing to serve on the Board of Directors of Avnet. A change of control is defined as including the acquisition of voting or dispositive power with respect to 50% or more of the outstanding shares of Common Stock other than an acquisition approved by the Board of Directors prior to the effective date of such an acquisition, a change in the individuals serving on the Board of Directors so that those serving on the effective date of Mr. Vallee’s Employment Agreement (June 29, 2002) and those persons appointed by such individuals to the Board no longer constitute a majority of the Board, or the approval by shareholders of a liquidation, dissolution or sale of substantially all of the assets of the Company.

David R. Birk, a Senior Vice President and General Counsel, Andrew Bryant, a Senior Vice President and President of Avnet Electronics Marketing, Richard Hamada, a Senior Vice President and President of Avnet Technology Solutions, and Raymond Sadowski, a Senior Vice President and Chief Financial Officer, entered into employment agreements with the Company effective June 29, 1998, April 1, 2000, May 1, 2000 and June 29, 1998, respectively. The employment agreements are terminable by either Messrs. Birk, Bryant, Hamada and Sadowski or the Company upon one year prior written notice to the other. The amount of compensation to be paid to Messrs. Birk, Bryant, Hamada or Sadowski is not fixed and is to be agreed upon by Messrs. Birk, Bryant, Hamada or Sadowski and the Company from time to time. In the event Mr. Birk’s, Mr. Bryant’s, Mr. Hamada’s or Mr. Sadowski’s employment is terminated with one year’s notice and they and the Company shall have failed to agree upon the compensation to be paid during all or any portion of the one year notice period prior to termination, their compensation formula during the notice period will remain the same as was most recently agreed upon.

Messrs. Birk, Bryant, Hamada and Sadowski have entered into change of control agreements with Avnet, which provide that, if within 24 months following a change of control, the Company or its successor terminates their employment without cause or by constructive termination, the employee will be paid, in a lump sum payment, an amount equal to 2.99 times the sum of (i) his annual salary for the year in which such termination occurs and (ii) the average of his incentive compensation for the highest two of the last five full fiscal years. In addition, all unvested stock options shall accelerate and vest in accordance with early vesting provisions under the applicable stock option plans and all incentive stock program shares allocated but not yet delivered will be accelerated so as to be immediately deliverable. A change of control is defined as including the acquisition of voting or dispositive power with respect to 50% or more of the outstanding shares of Common Stock other than an acquisition approved by the Board of Directors prior to the effective date of such an acquisition, a change in the individuals serving on the Board of Directors so that those serving on the effective date of the Change of Control Agreement, and those persons appointed by such individuals to the Board, no longer constitute a majority of the Board, or the approval by shareholders of a liquidation, dissolution or sale of substantially all of the assets of Avnet.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors is responsible for reviewing the performance of and establishing compensation for the Chief Executive Officer, reviewing and approving the compensation of the four most highly paid executive officers other than the Chief Executive Officer and other executives whose total cash compensation (base salary and incentive cash compensation) is greater than $500,000 per year. In addition, the Compensation Committee establishes, administers and makes all allocations and awards under the Company’s long-term compensation plans including all stock option plans and the Avnet Incentive Stock Program. All members of the Compensation Committee meet the New York Stock Exchange’s independence requirements.

During fiscal 2002, the Compensation Committee engaged an executive compensation consulting firm to review the Company’s compensation practices and make recommendations to the Committee with respect to appropriate base salary ranges, incentive compensation programs and equity compensation. These proposals influenced the Committee’s compensation planning for fiscal 2003 as several recommendations were implemented.

Executive compensation consists of three components — base salary, annual incentive compensation (cash bonus) and long-term incentive compensation in the form of equity. The Committee believes that these three components serve different purposes and, together, serve the best interests of the Company and its shareholders. This multi-component approach allows the Company to compensate its executives in a way that advances both short-term and long-term interests of shareholders. The Committee also designs executive compensation plans so that a significant percentage of each executive’s total compensation is based on achievement of financial objectives and stock price appreciation, which places that compensation “at risk” and further aligns the interests of the executive officers with those of shareholders.

Base Salary

The base salary of the Chief Executive Officer is reviewed annually and is set by the Compensation Committee. The base salaries of the other executive officers and those executives earning greater than $500,000 per year are reviewed and approved by the Compensation Committee. Base salaries are influenced by a variety of objective and subjective factors. Particular consideration is given to the range of compensation levels for officers of other companies in the electronics distribution industry including, but not limited to, the peer group used in the performance graph appearing on page 22, as well as officers of other companies of similar size to Avnet in a broader range of businesses. There is no precise formula used to set base salary levels, which may fall above or below average compensation levels of comparable companies depending upon the management and leadership abilities, level of responsibility, experience and performance of a particular executive.

Annual Incentive Compensation

In addition to base salary, executive officers are eligible to receive annual incentive cash compensation. The Company adopted the Executive Incentive Plan in September 2002 and the Plan was subsequently approved by the shareholders. The Plan provides flexibility to the Compensation Committee to establish short-term strategic goals on an annual basis and compensate for achievement of those goals. Annually, the Committee establishes incentive award targets for each participant. The Committee also establishes performance goals, which are based on objective financial measures, such as pre-tax income, net income, return on capital employed, earnings per share or other similar measures. Formulas are then established tying the performance goals to the incentive award targets to determine actual amounts earned based on the level of performance. The Committee may also establish other bonus or incentive programs and has discretion to adjust incentive awards or performance goals and may consider external or internal factors as it deems appropriate.

For fiscal 2003, incentive awards were tied to performance goals measuring performance of either pre-tax income or net income, depending on the executive, to budgeted levels, adjusted by a factor measuring performance of return on capital employed against pre-established goals. Performance goals for operating group presidents were weighted more heavily on the performance of the applicable operating group but contained a component based on performance of the entire Company as well. Annual bonuses paid ranged from $9,729 to $98,275 and totaled $234,587 for the five executive officers, other than the Chief Executive Officer, participating in the program. These amounts ranged from 4.6% to 32.8% of the incentive award targets originally established.

In addition to these incentive payments, the Compensation Committee may, from time to time, grant discretionary bonuses as it deems appropriate. For fiscal 2003, one executive officer received a discretionary bonus of $31,120.

Long-Term Incentive Compensation

Long-term incentive compensation awards are generally based on an executive’s performance in a particular fiscal period and their potential to contribute to the long-term success of the Company. The Compensation Committee awards long-term incentive compensation pursuant to five shareholder-approved incentive compensation plans: the Avnet Incentive Stock Program, the 1996 Incentive Stock Option Plan, which is an incentive stock option plan, the 1995 and 1997 Stock Option Plans, which are both non-qualified stock option plans, and the 1999 Stock Option Plan, pursuant to which either incentive stock options or non-qualified stock options may be issued. The Company recently adopted the 2003 Stock Compensation Plan, which is being submitted to shareholders for approval at this meeting — See Proposal #2 on pages 23 – 28. The Committee recommended the adoption of this new plan to provide flexibility for long-term incentive compensation planning.

Avnet Incentive Stock Program (Restricted Stock)

The Avnet Incentive Stock Program (the “Program”) provides for annual allocations of restricted shares of the Company’s Common Stock to employees of the Company, including executive officers, approved by the Committee. The Committee makes allocations under the Program, usually in September of each year, in recognition of operating results achieved by the Company as a whole or by particular operating groups or business units in the immediate past fiscal year. Restricted shares allocated under the Program vest in four equal annual installments, contingent upon continued employment (except in the case of death or retirement of the employee), and it is the Committee’s policy that allocations to officers of Avnet as a group will not exceed 50% of the total number of shares available for award under the Program. Due to insufficient levels of profitability, no awards were made in fiscal 2002 or 2003.

Stock Options

The Compensation Committee periodically grants options under the Company’s stock option plans to executive officers and other employees in consideration of their potential to contribute to the long-term success of the Company and to align their interest with that of the Company’s shareholders. The Committee also makes awards of stock options from time to time, in its discretion, based on its evaluation of accomplishments achieved by an executive or other employee, upon a promotion and upon the hiring of an executive. The number of shares subject to options held by an executive may be taken into account when the Committee considers a new award to the executive. Stock options are generally granted on an annual basis in September. Stock option grants to the six persons serving as executive officers at the end of the fiscal year, other than Mr. Vallee, totaled 230,000 shares in fiscal 2003, ranging from options for 5,000 shares to 50,000 shares.

Stock Ownership Guidelines

During this past year, the Compensation Committee established stock ownership guidelines for all executive officers and corporate officers with base salaries over $200,000. The guidelines provide that officers should hold shares of Avnet, Inc. Common Stock, to be accumulated over a period of five years, with a market value equal to a multiple of each officer’s base salary, as set forth below:

Chief Executive Officer	Shares with market value equal to 3x base salary
Executive Officers	Shares with market value equal to 2x base salary
Other Officers	Shares with market value equal to 1x base salary

For example, based on the closing price of $18.69 on September 8, 2003, a Chief Executive Officer with a base salary of $825,000 should own 132,424 shares; an Executive Officer with a base salary of $350,000 should own 37,454 shares and an officer with a base salary of $225,000 should own 12,039 shares pursuant to the stock ownership guidelines.

Shares that count towards the guidelines include shares received from the Avnet Incentive Stock Program, shares purchased through the Employee Stock Purchase Plan, shares received and retained upon exercise of stock options and shares purchased on the open market. Options, vested or unvested, do not count towards the guidelines.

Chief Executive Officer’s Compensation

One of the Compensation Committee’s primary responsibilities is to establish the compensation of the Chief Executive Officer. The Committee performs an annual evaluation of the Chief Executive Officer’s performance and discusses that evaluation with the full Board of Directors. The results of the evaluation are then considered by the Committee in reviewing and establishing the Chief Executive Officer’s compensation and are discussed with the Chief Executive Officer.

In fiscal year 2003, the Company entered into a new employment agreement with its Chief Executive Officer, Roy Vallee, the terms of which are described in detail on page 17. The Compensation

Committee established Mr. Vallee’s base salary at $825,000 for fiscal year 2003. Prior to this increase, he had not received a salary increase in four years. The Committee set Mr. Vallee’s annual base salary at the same level for fiscal 2004. Mr. Vallee earned an annual bonus of $190,000, or approximately 23% of his incentive award target. Consistent with performance goals set for the other executive officers, Mr. Vallee’s performance goals were based on net income compared to budgeted levels, adjusted by a factor measuring performance of return on capital against pre-established goals.

Mr. Vallee did not receive any allocation of restricted stock under the Incentive Stock Program as no awards were made for fiscal 2003. During fiscal 2003, Mr. Vallee was granted options to purchase 325,000 shares of Common Stock on September 20, 2002 at an option price of $12.95 per share, which was the fair market value of the Company’s Common Stock on the date of grant. The options are exercisable in four equal annual installments, with the first exercise date commencing after the expiration of one year from the date of grant.

Deductibility of Executive Compensation

As a matter of policy, the Company generally designs its incentive and equity compensation programs to be exempt from the $1 million deduction limitation for executive compensation under Section 162(m) of the Code. The Committee, in carrying out its duties, may grant executive compensation subject to the 162(m) limitation if it determines that it is in the best interests of the Company.

J. Veronica Biggins, Chair	Ray M. Robinson
Eleanor Baum	Gary L. Tooker

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

The following graph compares the annual change in the cumulative total return on Avnet’s Common Stock during its last five fiscal years with the annual change in the cumulative total return of the Standard and Poor’s Composite-500 Stock Index and a group of Avnet’s peer companies in the electronics distribution industry. The companies comprising the peer group include the most comparable distribution companies that are publicly traded — All American Semiconductor, Inc., Arrow Electronics, Inc., Bell Microproducts, Inc., Ingram Micro, Inc., Jaco Electronics, Inc., Nu Horizons Electronics Corp., Agilysys, Inc. (formerly Pioneer-Standard Electronics, Inc.), Reptron Electronics, Inc. and Tech Data Corporation. This graph assumes $100 was invested on June 26, 1998, in Avnet Common Stock, the S&P 500 and the peer group, and that all dividends were reinvested. The returns of each company in the peer group was weighted according to their respective stock market capitalization at the beginning of the period of each reported data point.

	Cumulative Total Return

	6/26/98	7/2/99	6/30/00	6/29/01	6/28/02	6/27/03

AVNET, INC.	100.00	87.28	111.08	85.09	83.98	47.32

S & P 500	100.00	122.76	131.66	112.13	91.96	92.19

PEER GROUP	100.00	81.84	100.51	77.94	73.40	54.83

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

www.researchdatagroup.com/S&P.htm

PROPOSAL 2

PROPOSAL TO APPROVE THE

2003 STOCK COMPENSATION PLAN

One of the purposes of the Annual Meeting is to consider and take action with respect to the approval and adoption of the 2003 Stock Compensation Plan (the “2003 Plan”).

On the basis of its experience with Avnet’s prior stock option and restricted stock plans, the Board of Directors believes that the capacity to grant stock options, restricted stock, restricted stock units and other stock-based compensation to employees and non-employee directors assists in attracting high caliber personnel to Avnet and inducing such personnel to remain with Avnet by virtue of the additional incentive to promote Avnet’s success that results from the ownership of options to purchase shares of Avnet’s Common Stock and other stock-based interests. The Board of Directors has approved and adopted the 2003 Stock Compensation Plan and is requesting that the shareholders approve the 2003 Plan so that the Company may continue to have the flexibility to grant options and other stock-based compensation to regular full-time employees of Avnet or its subsidiaries and non-employee directors of the Company from time to time.

The Company has not repriced, replaced or cancelled any outstanding options during the last ten years and this plan prohibits any such actions without shareholder approval.

A summary of the important features and tax consequences of the 2003 Stock Compensation Plan are discussed below, but this summary is qualified in its entirety by reference to the actual text of the 2003 Plan. Capitalized terms not otherwise defined have the meanings given to them in the 2003 Plan. A copy of the 2003 Stock Compensation Plan is attached to this Proxy Statement as Appendix A for your review.

Important Features of the 2003 Stock Compensation Plan

Persons Eligible for Awards. Persons eligible to participate in the 2003 Plan include regular full-time employees of Avnet or its subsidiaries, non-employee directors of the Company, persons under consideration for employment, persons employed by companies whose businesses are acquired by Avnet, consultants, independent contractors and advisers to Avnet or its subsidiaries and to other individuals the Company proposes to engage in one of the foregoing capacities, as determined by the Compensation Committee. There are nine non-employee directors and approximately 9,900 eligible employees who may be considered for the grant of options or other stock based awards under the 2003 Plan.

Types of Awards under 2003 Plan. A variety of types of stock options, restricted stock and other stock-based compensation can be awarded under the 2003 Plan. This plan provides for the grant of incentive stock options (“ISOs”), non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units and stock unit awards, which are other types of securities that are payable in, valued in whole or in part by reference to or otherwise based on the Common Stock of the Company.

Shares Available Under the 2003 Plan. A total of 6,000,000 shares of Avnet’s Common Stock will be available for the grant of awards under the 2003 Plan, but no more than 2,000,000 of those shares may be granted in restricted stock, restricted stock units or other stock unit awards. Options granted cannot exceed 500,000 shares to any person in any calendar year. The shares awarded or issued upon exercise under the 2003 Plan may be authorized and previously unissued shares of Common Stock or treasury shares held by the Company. Shares subject to an option or other award terminated under the provisions of the 2003 Plan may again be available for future grants of awards under the 2003 Plan. Both the aggregate number of shares covered by the 2003 Plan and the number of shares covered by individual options will be appropriately adjusted in the event of stock dividends, recapitalizations, split-ups or combinations of shares, or similar capital adjustments affecting the Common Stock.

Administration of the Plan. The 2003 Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”) with respect to awards to employees and will be administered by the Company’s Board of Directors with respect to awards to non-employee directors. The Committee, with respect to awards to employees and the Board of Directors, with respect to awards to non-employee directors, have the power and authority, among other things, to (a) designate participants and to determine the types of awards granted to each participant, (b) determine the number of shares reserved under any award or grant, the exercise price, terms and conditions, duration and payment provisions of any award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an award and accelerations or waivers thereof, and (c) construe the 2003 Plan, to prescribe and amend rules and regulations relating thereto, and to make all other determinations in connection with their respective administration of the 2003 Plan.

Option Terms. The exercise price per share of Common Stock upon the exercise of each incentive stock option (“ISO”) and non-qualified stock option grants under the 2003 Plan will be at least 100% and 85%, respectively, of the fair market value per share of the Common Stock on the date such option is granted. The Fair Market Value of the Common Stock on any date will be the average of the high and low sale prices (as reported for New York Stock Exchange Composite Transactions) at which shares of the Stock shall have been sold on such date or, if such date is a date for which no trading is so reported, on the next preceding date for which trading is so reported. On September 19, 2003 the high and the low sales prices of a share of Common Stock were $18.30 and $17.95, respectively, and the resulting average, or Fair Market Value, was $18.13. The purchase price is to be paid for in full in cash or, in the discretion of the Committee or the Board of Directors, as applicable, through the delivery of other shares of the Common Stock with a Fair Market Value equal to the total purchase price, by a combination of cash and shares, or by any other method acceptable to the Committee, including broker-assisted cashless exercises and sales on the open market. Each option granted under the 2003 Plan will expire and cease to be exercisable after the day prior to the tenth anniversary of the date of grant of the option.

No Repricing Allowed. The Company may not reprice, replace or regrant an option either through cancellation, or by lowering the exercise price of the option, without shareholder approval.

Acceleration upon Certain Events. The Committee or the Board of Directors, in its sole discretion, may accelerate the payment or vesting or release any restrictions on any awards in the event of a change in control of the Company as defined in the 2003 Plan, or in the event of a tender offer by any person, firm or corporation other than Avnet for 50% or more of Avnet’s then outstanding Common Stock.

No Transfer of Awards. The 2003 Plan generally provides that no right or interest of a participant in any award made under the plan may be sold, assigned or otherwise transferred other than by will, beneficiary designation, or the laws of descent and distribution, with limited exceptions as provided by applicable law. However, the Committee in its discretion may allow the transfer of an award (other than ISOs) to specified family members of the participant, as well as to certain trusts and entities controlled by the participant or the participant’s family members.

Deferral of Awards. The Committee (or, with respect to a Non-Employee Director, the Board of Directors), may permit a participant to elect to defer receipt of any payment of cash or delivery of shares of Common Stock that would otherwise be due by virtue of the exercise, earn-out, or settlement of any award made under the 2003 Plan. The Committee (or, when applicable, the Board of Directors) shall establish rules and procedures for such deferrals and may, in its discretion, provide for a tax reimbursement cash payment to be made by the Company in favor of any participant in connection with the tax consequences resulting from the grant, exercise, settlement or earn-out of any award made under the Plan.

Termination of 2003 Plan. The 2003 Stock Compensation Plan was adopted on September 19, 2003, subject to shareholder approval, and, if approved at the Annual Meeting, will terminate on September 18, 2013 (except as to any options then outstanding), but may be terminated by the Board of Directors at any prior time.

Amendment of Plan. The Board of Directors may amend any and all provisions of the 2003 Plan except that shareholder approval is required for any amendment which shall (a) affect the composition and functioning of the Committee, (b) increase the aggregate number of shares available for grants under the 2003 Plan, (c) increase the aggregate number of shares of Stock with respect to which Options or other awards may be granted to any participant during any calendar year, (d) decrease the minimum exercise price per share, or (e) extend the ten-year maximum period during which an award is exercisable or the termination date of the 2003 Plan.

Awards Granted under the 2003 Stock Compensation Plan

The Compensation Committee of the Board of Directors regularly grants options to a broad group of employees in September of each year. In September 2001 approximately 1.1 million options were granted to 450 employees and in September 2002 1.4 million options were granted to 400 employees (not including, in each case, grants to the CEO). In September 2003, the Committee granted approximately 1.4 million options to 350 employees (not including the CEO), which essentially used all available options remaining under plans previously approved by the shareholders. As a result, the Compensation Committee, when determining stock compensation for the Chief Executive Officer, awarded stock options representing 325,000 shares to Roy Vallee under the 2003 Stock Compensation Plan, contingent on shareholder approval of the 2003 Plan. This option grant was consistent with prior awards to Mr. Vallee of 325,000 options in both September 2001 and September 2002. The option grant to Mr. Vallee is shown below:

New Plan Benefits

2003 Stock Compensation Plan

	Dollar	Number Of
Name and Position	Value ($)	Units

Roy Vallee	$18.13(1)	325,000(2)
David Birk	(3)	(3)
Andrew Bryant	(3)	(3)
Richard Hamada	(3)	(3)
Raymond Sadowski	(3)	(3)
Executive Group	$18.13(3)	325,000(3)
Non-Executive Director Group	(3)	(3)
Non-Executive Officer Employee Group	(3)	(3)

(1)	Represents the exercise price of the options, which is equal to Fair Market Value of the shares on September 19, 2003, the date of grant.

(2)	The options vest over four years and expire after ten years and the terms of Mr. Vallee’s grant, including the exercise price, are consistent with the terms of the grants made to other employees in the September 2003 option grants. The number of options awarded to Mr. Vallee is consistent with prior awards of 325,000 options in both September 2001 and September 2002.

(3)	Other than the grant to Mr. Vallee, no awards under the 2003 Plan have been made or are currently determinable.

Federal Tax Consequences of the 2003 Plan

The following general summary describes the typical U.S. federal income tax consequences of awards granted under the 2003 Plan based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), as in effect on the date hereof, current regulations promulgated and proposed thereunder, and existing public and private administrative rulings of the Code, all of which are subject to change (possibly with retroactive effect). This is not intended to be a complete analysis and discussion of the federal income tax treatment of Awards, and does not discuss estate or gift taxes or the income tax laws of any municipality, state, or foreign country. The Company generally will be entitled to withhold any required taxes in connection with the exercise or payment of an award, and may require the participant to pay such taxes as a condition to exercise of an award.

Stock Options. ISOs and non-qualified stock options (“NQSOs”) are treated differently for federal income tax purposes. ISOs are intended to satisfy the requirements of Section 422 of the Code. NQSOs need not satisfy such requirements.

A participant is not taxed on the grant or, except as described in the next sentence, the exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date, however, will be a preference item for purposes of the alternative minimum tax, and thus a participant could be subject to the alternative minimum tax as a result of the exercise of an ISO. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the participant’s gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the exercise price).

If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying the one and two-year holding periods described above, then: (i) if the proceeds received exceed the exercise price of the ISO, the participant will recognize capital gain equal to the excess, if any, of the proceeds received over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the proceeds received or the fair market value of the shares on the date of exercise over the exercise price of the ISO; or (ii) if the proceeds received are less than the exercise price of the ISO, the participant will recognize a capital loss equal to the excess of the exercise price of the ISO over the proceeds received. Capital gains (or losses) recognized upon a disqualifying disposition will be taxable as long term capital gains (or losses) if the participant held the shares for more than one year after the exercise of the ISO, or otherwise as short-term capital gains (or losses).

The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirements described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

The recipient of an NQSO will not realize any taxable income upon the grant of the option. Upon exercise of such option, the participant will realize ordinary income in an amount generally measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price. The Company will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant. Upon the sale of such shares, the participant will realize short-term or long-term capital gain or loss, depending upon the length of time the shares are held. Such gain or loss will be measured by the difference between the sale price of the shares and the fair market value on the date of exercise.

Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations under the 2003 Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a disposition for purposes of applying the ISO holding periods discussed above.

Stock Appreciation Rights. There will be no federal income tax consequences to either the participant or the Company on the grant of a stock appreciation right or while the right remains outstanding. Upon the exercise of such right, the participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the shares received by such participant as a result of such exercise. The Company will generally be entitled to a corresponding tax deduction.

Restricted Stock. The federal income tax consequences of a grant of restricted stock depend upon whether or not a participant elects to be taxed at the time of the grant of such shares under Section 83(b) of the Code (an “83(b) election”). If no 83(b) election is made, the participant will not recognize taxable income at the time of the grant of the restricted stock. When the restrictions on the shares lapse, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the restricted stock at that time. If the 83(b) election is made, the participant will recognize taxable income at the time of the grant of the restricted stock in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions. If the shares are forfeited before the restrictions lapse, the participant will be entitled to no deduction on account thereof.

The participant’s tax basis in the restricted stock is the amount recognized by him or her as income attributable to such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

The Company will be entitled to a tax deduction in the same amount as the income recognized by the participant as a result of the grant of restricted stock or lapse of restrictions in the taxable year in which the participant recognizes such income.

Restricted Stock Units/ Other Stock Unit Awards. Participants will not have taxable income upon the grant of restricted stock units or other stock unit awards. Recognition of taxable income is postponed until the restrictions on the units lapse. At that time, the participant will recognize taxable income equal to the then fair market value of the shares or other property issuable in payment of such restricted stock units or other stock unit awards, and such amount will be the tax basis for such shares. The Company will be entitled to a tax deduction in the same amount as the income recognized by the participant as a result of the lapse of restrictions in the taxable year in which the participant recognizes such income.

Deferred Awards. If a participants defers payment of any awards, the participant generally will be taxed at the time of actual payment on the amount of cash and the fair market value of any other property received. The Company generally will be entitled to a corresponding tax deduction at that time.

Transfers of Awards. Transferring an award to a family member or another permitted transferee does not change the federal income tax consequences of the award. Rather, the participant is taxed at the same time he or she would have been taxed if he or she held the property directly (e.g., upon exercise of an NQSO). The family member’s tax basis in any shares received will be increased by the amount the employee or his or her estate recognizes as income, and the Company will be entitled to a corresponding tax deduction.

Other Tax Issues. Awards under the 2003 Plan may qualify as “performance-based compensation” under Section 162(m) of the Code in order to preserve federal income tax deductions by the Company with respect to any compensation required to be taken into account under Section 162 of the Code that is in excess of $1,000,000 and paid to a Covered Employee (as defined in Section 162). Compensation for any year that is attributable to an award granted to a Covered Employee and that does not so qualify may not be deductible by the Company to the extent such compensation, when combined with other compensation paid to such employee for the year, exceeds $1,000,000.

As noted above, the Committee or the Board of Directors, in its sole discretion, may accelerate the payment or vesting or release any restrictions on any awards in the event of a change in control of the Company (as defined in the 2003 Plan) or in the event of certain tender offers. If a participant’s award vests because of a change in (i) the ownership or effective control of the Company or (ii) the ownership of a substantial portion of the assets of the Company and the participant is an officer, shareholder or highly-compensated employee of the Company, such acceleration could be subject to the “golden parachute” provisions of Sections 280G and 4999 of the Code. In that event, the Company could be denied all or part of its tax deduction and the participant could be subject to excise tax.

Vote Required for Approval

The holders of a majority of the shares entitled to vote much be present (either in person or by proxy) at the Annual Meeting to constitute a quorum for the transaction of business. The affirmative vote of a majority of the votes duly cast at the Annual Meeting on this proposal is required for the adoption of the 2003 Stock Compensation Plan. Only votes cast “for” or “against” the proposal will be counted in determining whether the proposal has been adopted. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares. Thus, a shareholder who does not vote at the Annual Meeting (either due to abstention or a broker non-vote) will not affect the outcome of the vote.

The Board of Directors recommends a vote FOR approval of the

2003 Stock Compensation Plan

PROPOSAL 3

PROPOSAL TO AMEND THE
AVNET EMPLOYEE STOCK PURCHASE PLAN

One of the purposes of the Annual Meeting is to consider and take action with respect to increasing the number of shares of Common Stock reserved for sale under the Avnet Employee Stock Purchase Plan (the “Stock Purchase Plan” or the “Plan”).

The shareholders initially approved the Plan at the Company’s 1995 Annual Meeting. On November 23, 1998, the shareholders approved an amendment to the Plan to authorize an increase in the number of shares from 500,000 to 1,000,000. As a result of the stock split in September 2000, the number of shares available under the Plan was adjusted to 2,000,000 shares, pursuant to the terms of the Plan. Subsequently, on November 29, 2001 the shareholders approved an amendment to the Plan authorizing an additional 1,000,000 shares, for a total available of 3,000,000 shares. Under the current proposal, the Board of Directors is requesting shareholder approval, as required by Section 423 of the Internal Revenue Code of 1986, as amended (“Section 423”), for an increase of 1,000,000 shares, for a total of 4,000,000 shares available under the Plan.

The Board of Directors believes that the Stock Purchase Plan has advanced, and will continue to advance, the interests of Avnet and its shareholders by providing employees of Avnet and its designated subsidiaries with an opportunity to acquire an ownership interest in Avnet through the purchase of shares of its Common Stock on favorable terms through payroll deductions, thereby assisting in attracting high caliber personnel to Avnet and in retaining and motivating its employees.

A summary of the important features and tax consequences of the Avnet Employee Stock Purchase Plan are discussed below, but this summary is qualified in its entirety by reference to the actual text of the Plan. Capitalized terms not otherwise defined have the meanings given to them in the 2003 Plan. A copy of the Avnet Employee Stock Purchase Plan is attached to this Proxy Statement as Appendix B for your review.

Important Features of the Stock Purchase Plan

1.     The Plan currently has an authorized reserve of 3,000,000 shares. As of August 31, 2003 approximately 2,850,000 shares had been allocated under the Plan. Approval of this proposal would increase the total number of Common Stock reserved for sale under the Plan to 4,000,000 shares. Shares sold under the Plan may be authorized but unissued shares of Common Stock, shares held in treasury or shares of Common Stock purchased by Avnet.

2.     Subject to the limitations imposed by Section 423, any employee of Avnet and certain of its subsidiaries, as designated by the Committee administering the Plan, who has attained the eligibility requirements of the Plan, is eligible to participate in the Plan after three months of continuous employment. It is estimated that there are currently about 8,000 employees who are eligible to participate in the Stock Purchase Plan.

3.     Options to purchase shares of Common Stock are offered to each eligible employee who elects to participate in the Stock Purchase Plan (a “Participant”) in a continuous monthly series of offerings (each, an “Offering”), each beginning on the first business day of a month (the “Offering Date”) and terminating on the last business day of that month (the “Termination Date”). On each Offering Date, each Participant is granted an option (an “Option”) to purchase as many shares of Common Stock, including fractional shares (up to a maximum of 500 shares), as can be purchased with the payroll deductions credited to the Participant’s account during the Offering.

4.     An eligible employee may become a Participant by completing a participation form authorizing payroll deductions and filing it with Avnet at least 15 days before the Offering Date of the first Offering in which such eligible employee wishes to participate. All payroll deductions authorized by a participant are credited to a record keeping account established under the Plan for the Participant. Payroll deductions for a Participant will begin with the first pay date following the applicable Offering Date and will continue until the Plan is terminated or the Participant terminates participation as described below.

5.     No Participant is permitted to purchase shares of Common Stock under the Stock Purchase Plan or any other Section 423 employee stock purchase plans which Avnet or any of its subsidiaries may adopt in the future, to the extent that such shares have an aggregate “Fair Market Value” (determined for each share on its Offering Date) in excess of $25,000 in any calendar year. The Fair Market Value of the Common Stock on any date is the closing price of Common Stock for New York Stock Exchange composite transactions on such date. No Participant will be granted an Option under the Plan if immediately after the grant, the Participant would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company. Additionally, each Participant’s payroll deduction may not exceed $21,250 per calendar year.

6.     The purchase price of the shares under each Option is the lesser of (i) 85% of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) 85% of the Fair Market Value of a share of Common Stock on the Termination Date.

7.     A Participant may terminate participation in the Plan and withdraw all of the payroll deductions then credited to his or her account under the Plan at any time prior to the end of the Termination Date of any Offering. Upon termination or notice of termination of a Participant’s employment for any reason, any payroll deductions authorized by the Participant will cease immediately and any payroll deductions that were previously accumulated in the Participant’s account will be applied toward the exercise of the Option then outstanding unless the Participant terminates participation in the Plan as provided above.

8.     Neither payroll deductions credited to a Participant’s account nor any rights in relation to the exercise of an Option or the receipt of shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of except that, in the event of the death of a Participant while cash or Common stock is held for his or her account under then Plan, such shares of Common Stock and/or cash will be delivered to the Participant’s executor or administrator, or if no such executor or administrator has been appointed, Avnet, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependants or relatives of the Participant, or if no such spouse, dependant or relative is known to Avnet, then to such other person as Avnet may designate.

9.     If any Option under the Plan is exercised after any Common Stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of Common Stock or the like impacting the number of shares of Common Stock owned by Company shareholders, the Company will appropriately adjust the Option Price and the number of shares of Common Stock which may be purchased. Similarly, the number of shares subject to the Plan will be adjusted appropriately in the case of a Common Stock dividend, recapitalization or comparable event as described above.

10.     The Plan is currently administered by the Compensation Committee of the Board of Directors. The Committee has full power to administer the Plan, including the power to (i) adopt and apply such rules and regulations as the Committee deems necessary or proper for the administration of the Plan, (ii) limit the amount of payroll deductions, and (iii) interpret the Plan and decide all questions concerning the Plan. The Committee may at any time amend the Plan to the extent it deems necessary or appropriate in light of, and consistent with, Section 423; provided that any amendment that either changes the composition, functions or duties of the Committee or modifies the terms and conditions pursuant to which Options are granted under the Stock Purchase Plan must be approved by the Board.

11.     The Board of Directors may amend any and all such provisions of the Stock Purchase Plan except that no amendment adopted by either the Committee or the Board shall be effective, without approval of the shareholders of the Company, if such approval is then required by Rule 16b-3 under the Securities Exchange Act of 1934 or by Section 423. The Board may terminate the Plan or the granting of Options under the Plan at any time except that the Board cannot modify, cancel or amend any outstanding Option granted before such termination unless the affected Participant consents in writing.

Federal Income Tax Consequences of the Stock Purchase Plan

The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423. If the Plan so qualifies, the amount withheld from a Participant’s compensation under the Plan will constitute ordinary income for federal income tax purposes in the year in which such amounts would otherwise have been paid to the Participant. However, a Participant will generally not recognize any income for federal income tax purposes either on the grant of an Option or upon the issuance of any shares of Common Stock under the Stock Purchase Plan.

The federal income tax consequences of a disposition of shares of Common Stock acquired under the Plan depend on how long a Participant holds the shares. If a Participant disposes of shares acquired under the Stock Purchase Plan (other than a transfer by reason of death) within a period of two years from the Offering Date of the Offering in which the shares were acquired, an amount (not less than zero) equal to the Fair Market Value of each share on the Termination Date minus the Option Price will be treated as ordinary income for federal income tax purposes in the taxable year in which the disposition takes place. The amount realized upon such disposition of a share minus the Option Price (adjusted to reflect any ordinary income incurred as described in the proceeding sentence) will constitute long-term capital gain or loss if the disposition occurs more than one year after the Termination Date and short-term capital gain or loss if the disposition occurs one year or less after the Termination Date.

If a Participant disposes of any shares acquired under the Stock Purchase Plan more than two years after the Offering Date of the Offering in which such shares were acquired (or if no disposition has occurred by the time of the Participant’s death), an amount (not less than zero) equal to the lesser of (a) the Fair Market Value of the shares at the time of disposition (or death) minus the Option Price, or (b) the Fair Market Value of the shares on the Offering Date of the Offering in which the shares were acquired minus the Option Price will be recognized as ordinary income. The amount realized upon such disposition of a share minus the Option Price (adjusted to reflect any ordinary income incurred as described in the preceding sentence) will constitute long-term capital gain or loss. With respect to a transfer of such shares upon death, any remaining gain or loss will not be recognized. However, a subsequent sale or exchange of such shares by a Participant’s estate or the person receiving such shares by reason of the Participant’s death may result in capital gain or loss.

No income tax deduction ordinarily is allowed to Avnet with respect to the grant of any Option, the issuance of any shares of Common Stock under the Stock Purchase Plan or the disposition of any shares acquired under the Stock Purchase Plan and held for two years. However, if a Participant disposes of shares purchased under the Stock Purchase Plan within two years after the Offering Date of the Offering in which the shares were acquired, Avnet may receive an income tax deduction in the year of such disposition in an amount equal to the amount constituting ordinary income to the Participant.

Vote Required for Approval

The holders of a majority of the shares entitled to vote must be present (either in person or by proxy) at the Annual Meeting to constitute a quorum for the transaction of business. The affirmative vote of a majority of the votes duly cast at the Annual Meeting on this proposal is required for the adoption of the proposed amendment to the Stock Purchase Plan. Only votes cast “for” or “against” the proposal will be counted in determining whether the proposal has been adopted. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares. Thus, a shareholder who does not vote at the Annual Meeting (whether due to abstention or a broker non-vote) will not affect the outcome of the vote.

The Board of Directors recommends a vote FOR amendment of the

Avnet Employee Stock Purchase Plan

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

One of the purposes of the Annual Meeting is to consider and take action with respect to ratification of the appointment by the Audit Committee of the Company’s Board of Directors of KPMG LLP as independent public accountants to audit the consolidated financial statements of Avnet for the fiscal year ending July 3, 2004. Avnet retained KPMG LLP in April 2002 and the firm has audited the Company’s consolidated financial statements for fiscal 2002 and fiscal 2003.

The holders of a majority of the shares entitled to vote must be present (either in person or by proxy) at the Annual Meeting to constitute a quorum for the transaction of business. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock is required to ratify the appointment of KPMG LLP as Avnet’s independent public accountants. Only votes cast “for” or “against” the proposal will be counted in determining whether it has been adopted. Thus, a shareholder who does not vote at the Annual Meeting will not affect the outcome of the vote. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the Annual Meeting, provided that this Proxy Statement has been transmitted to the beneficial owners at least fifteen days before the Annual Meeting.

Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make such statements as they may desire. Such representatives are expected to be available to respond to appropriate questions from shareholders.

The Board of Directors recommends a vote FOR ratification of KPMG LLP as the Company’s Independent Public Accountants for Fiscal 2004.

GENERAL

Avnet’s Annual Report to its Shareholders for the fiscal year ended June 27, 2003, including the Company’s audited financial statements, is being mailed with this Proxy Statement.

The cost of soliciting proxies relating to the Annual Meeting will be borne by Avnet. Directors, officers and employees of Avnet may solicit proxies by telephone or personal interview without being specially compensated therefor. Georgeson & Company, Inc. has been engaged by Avnet to solicit proxies relating to the Annual Meeting, by telephone and mail, from holders of shares of Avnet’s Common Stock and to perform certain other procedures relating to the solicitation of proxies. The cost of the services to be performed by Georgeson & Company, Inc. is approximately $6,500 plus out-of-pocket expenses. In addition, Avnet will, upon request, reimburse brokers, dealers, banks and other nominee shareholders for their reasonable expenses for mailing copies of this Proxy Statement, the form of proxy and the Notice of the Annual Meeting, to the beneficial owners of such shares.

2004 ANNUAL MEETING

Each year, Avnet’s Board of Directors confirms the date selected for the next Annual Meeting of Shareholders pursuant to Avnet’s By-Laws. While it is too early to have selected the date for the 2004 Annual Meeting, any shareholder who decides to present a proposal for action at the 2004 Annual Meeting should take note that Avnet must receive his or her proposal between May 3, 2004 and June 2, 2004. In addition to other conditions provided for in the rules of the Securities and Exchange Commission, Avnet’s By-Laws provide notice requirements that must be satisfied in order for a proposal to be properly brought before the Annual Meeting.

For all shareholder proposals, the proposing shareholder must deliver to the Secretary of the Company at its principal executive office a notice that includes the shareholder’s name, address, and the number of shares of stock the shareholder owns of record and beneficially. If the shareholder holds shares through a nominee or “street name” holder of record, the shareholder must deliver evidence establishing the shareholder’s indirect ownership of and entitlement to vote the shares.

If a shareholder proposes to nominate any person for election as director, the shareholder must also deliver to Avnet a statement in writing setting forth the name of the nominated person, the number of shares of stock owned of record and beneficially by the nominated person, the information regarding the nominated person as required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission, and the nominated person’s signed consent to serve as director of the Corporation if elected. If the shareholder proposes another matter (other than the nomination of a director), the shareholder must also deliver to Avnet the text of the proposal, a brief written statement as to the reasons why the shareholder favors the proposal, and a statement identifying any material interest the shareholder has in the matter proposed (other than as a shareholder).

In addition, if at the 2004 Annual Meeting, a shareholder makes a proposal which is not included in Avnet’s Proxy Statement, the proxy card issued with the Company’s Proxy Statement may confer discretionary authority to vote for or against such shareholder proposal, unless the shareholder proponent shall have given the Secretary of the Company notice of such proposal between May 3, 2004 and June 2, 2004 and certain other conditions provided for in the rules of the Securities and Exchange Commission are satisfied.

AVNET, INC.

David R. Birk

Secretary

October 1, 2003

PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW

OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET.

AVNET APPRECIATES YOUR PROMPT RESPONSE.

APPENDIX A

AVNET, INC.

2003 STOCK COMPENSATION PLAN

ARTICLE I

PURPOSE OF THE PLAN

The Avnet, Inc. 2003 Stock Compensation Plan is intended to advance the interests of the Company by assisting Avnet and its Subsidiaries in attracting high caliber persons to serve as Eligible Employees and Non-Employee Directors, and in inducing such persons to remain as Eligible Employees and Non-Employee Directors, by virtue of the additional incentive to promote the Company’s success that results from the ownership of shares of Avnet’s Common Stock.

ARTICLE II

DEFINITIONS

The following words and phrases used herein shall, unless the context otherwise indicates, have the following meanings:

1. “Avnet” shall mean Avnet, Inc.

2. “Agreement” shall mean the agreement evidencing any Award granted hereunder, including any addendum to an Option Agreement relating to Stock Appreciation Rights, which agreement shall be in such form as prescribed or approved by the Committee (in the case of an Award Agreement with an Eligible Employee) or by the Board of Directors (in the case of an Award Agreement with a Non-Employee Director).

3. “Award” shall mean, individually or collectively, a grant under this Plan of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock Unit Award.

4. “Board of Directors” and “Director” shall mean, respectively, the Board of Directors of Avnet and any member thereof.

5. “Change of Control” means the happening of any of the following:

(i) the acquisition, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of Stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following such acquisitions shall not constitute a Change of Control under this subsection (i): (w) any such acquisition that is authorized by the Board of Directors as constituted prior to the effective date of the acquisition; (x) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (y) any acquisition by the Company, or (z) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or

(ii) individuals who, as of the date of the 2003 annual meeting of the Company’s shareholders (the “Determination Date”), constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the Determination Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

6. “Code” shall mean the Internal Revenue Code of 1986, as amended.

7. “Committee” shall mean the Compensation Committee of the Board of Directors, which Committee shall consist of three or more Non-Employee Directors appointed by the Board of Directors; provided, however, that any member of the Compensation Committee who is not both a “non-employee director” within the meaning of Rule 16b-3, and an “outside director” within the meaning of Section 162(m) shall not serve as a Committee member hereunder unless there would otherwise be less than two (2) members of the Committee.

8. “Company” shall mean Avnet and all its Subsidiaries.

9. “Covered Participant” means a Participant who is a “covered employee” under Code Section 162(m).

10. “Eligible Employee” shall mean any regular full-time employee of Avnet or of any of its Subsidiaries (including any Director who is also such regular full-time employee), and may include, in appropriate circumstances relating to the granting of Awards hereunder, any person who is under consideration for employment by the Company and any person employed by a business which is then to be acquired by Avnet. The term “Eligible Employees” shall also include any person employed or retained by Avnet or any of its Subsidiaries to render services as a consultant or advisor other than services in connection with the offer or sale of securities in capital-raising transaction or services that directly or indirectly promote or maintain a market for Avnet’s securities.

11. “Exchange Act” shall mean the Securities Exchange Act of 1934.

12. “Executive Officer” shall mean any employee designated by the Company as an executive officer under Rule 16b-3 of the Exchange Act.

13. “Fair Market Value” when used with respect to a particular date, shall mean the average of the high and low sale prices (as reported for New York Stock Exchange Composite Transactions) at which shares of the Stock shall have been sold on such date or, if such date is a date for which no trading is so reported, on the next preceding date for which trading is so reported.

14. “Incentive Stock Option” or “ISO” shall mean an Option intended to qualify under Section 422 of the Code.

15. “Non-Employee Director” shall mean a Director who is not an Eligible Employee.

16. “Option” shall mean any option granted or held pursuant to the provisions of this Plan.

17. “Optionee” shall mean any person who at the time in question holds any Option which then remains unexercised in whole or in part, has not been surrendered for complete termination and has not expired or terminated, and shall include any Successor Optionee.

18. “Other Stock Unit Award” means awards granted pursuant to Article VIII, of Stock or other securities that are payable in, valued in whole or in part by reference to, or are otherwise based on Stock or other securities of the Company.

19. “Participant” shall mean an Eligible Employee or Non-Employee Director who has been granted an Award hereunder.

20. “Period of Restriction” means the period during which the transfer of shares of Restricted Stock or shares of Stock issued upon vesting of Restricted Stock Units is restricted, pursuant to Article VII hereof.

21. “Person” shall mean “person” as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee).

22. “Plan” shall mean the Avnet, Inc. 2003 Stock Compensation Plan, as set forth herein and as amended from time to time.

23. “Restricted Stock” shall mean an Award of Stock granted pursuant to Article VII.

24. “Restricted Stock Unit” shall mean a notional share of Stock granted pursuant to Article VII of the Plan.

25. “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act.

26. “Section 16” shall mean Section 16 of the Exchange Act.

27. “Section 162(m) shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended.

28. “Securities Act” shall mean the Securities Act of 1933, as amended.

29. “Stock” shall, subject to the anti-dilution provisions set forth in Article X hereof, mean the Common Stock of Avnet, as presently constituted.

30. “Stock Appreciation Right” or “SAR” shall mean any right granted under this Plan which entitles a Participant to receive (a) shares of Stock having a Fair Market Value at the date of exercise of such SAR, or (b) cash in the amount of such Fair Market Value, or (c) a combination of shares of Stock and cash equal in the aggregate to such Fair Market Value, equivalent to all or part of the difference between the aggregate exercise price of the portion of the related Option which is being surrendered for termination and the Fair Market Value at such date of the shares of Stock for which such SAR is being exercised. An SAR may be granted by the Committee either free-standing or with respect to any Option simultaneously or previously granted under this Plan to an Eligible Employee, and an SAR may be granted by the Board of Directors either free-standing or with respect to any Option simultaneously or previously granted under this Plan to a Non-Employee Director; and, when granted, may be granted by the Committee or the Board of Directors upon such terms and subject to such conditions as the Committee or the Board of Directors may in its discretion prescribe or approve; provided that an SAR shall only be exercisable by the grantee and/or Optionee to whom such SAR was initially granted.

31. “Subsidiary” shall mean any corporation 51% of the total combined voting power of all classes of capital stock of which shall at the time in question be owned by Avnet and/or any of its subsidiaries.

32. “Successor Optionee” shall mean any person who, under the provisions of Article V hereof, shall have acquired from an Optionee the right to exercise any Option.

ARTICLE III

SHARES RESERVED FOR THE PLAN

1.     Subject to the anti-dilution provisions set forth in Article X hereof, the maximum number of shares of Stock which may be delivered by Avnet pursuant to the exercise of Awards shall be

6,000,000, all of which can be Options and/or SARs, but no more than 2,000,000 of which can be Awards of Restricted Stock, Restricted Stock Units or Other Stock Awards. In addition, no Covered Participant may be granted Awards for more than 1,000,000 shares of Stock in any calendar year, and no Participant may be granted Options for more than 500,000 shares of Stock in any calendar year. At no time shall there be outstanding Awards for the purchase of more than 6,000,000 shares of Stock (subject to said anti-dilution provisions) less the aggregate of the number of shares of Stock previously delivered pursuant to the exercise of Options, the number of shares of Stock previously covered by Options terminated upon surrender in connection with the exercise of Stock Appreciation Rights, and the number of shares of Stock previously delivered pursuant to the vesting of Restricted Stock, Restricted Stock Units and other Stock Awards.

2.     The shares of Stock subject to Awards may consist of authorized but unissued shares of Stock and/or shares of Stock held in the treasury of Avnet.

3.     If any Award shall be surrendered and terminated or for any other reason shall terminate or expire, whether in whole or in part (except for terminations of Options in connection with exercises of Stock Appreciation Rights), the number of shares of Stock covered by such Award immediately prior to such termination or expiration shall thereupon be added to the number of shares of Stock otherwise available for further grants of Awards hereunder. However, notwithstanding the above, to the extent required by Sections 162(m) or 422, Participants may not be granted Options, SARs, or other Awards which exceed the maximum number of shares of Stock for which such Options, SARs, or Awards may be granted to such Participants hereunder, and cancelled Awards shall continue to be counted against such maximum limits.

4.     If a Participant pays for any Option or other Award with previously owned Stock, the number of shares of Stock available for Awards shall be increased by the number of shares surrendered by the Participant.

ARTICLE IV

ADMINISTRATION OF THE PLAN

1.     This Plan shall be administered by the Committee with respect to Awards granted to Eligible Employees, and shall be administered by the Board of Directors with respect to Awards granted to Non-Employee Directors. The Committee and the Board of Directors each shall have full and exclusive power to construe and interpret the Plan, and to establish and amend rules and regulations for the administration of the Plan, in connection with Awards granted to the persons within their respective spheres of administrative responsibility as provided in the preceding sentence. Subject to Section 6 of this Article IV, the Committee and/or Board of Directors may delegate their authority hereunder to one or more Company officers to the extent permitted by and not inconsistent with any requirements of applicable law.

2.     In addition to paragraph 1 of this Article IV (and without limiting the generality thereof), the Committee shall have plenary authority (subject to the provisions hereof) in its discretion to determine the time or times at which Awards shall be granted to Eligible Employees, the Eligible Employees to whom Awards shall be granted, the number of shares of Stock to be covered by each such Award, and (to the extent not inconsistent with the provisions of this Plan) the terms and conditions upon which each such Award may be exercised. The granting of Awards by the Committee shall be entirely discretionary; the terms and conditions (not inconsistent with this Plan) prescribed or approved for any Agreement with an Eligible Employee shall similarly be within the discretion of the Committee; and nothing in this Plan shall be deemed to give any Eligible Employee any right to receive Awards. Without limiting the generality of the foregoing, the Committee, in its discretion, may grant Options to any Eligible Employee upon such terms and conditions as may be necessary for such Options to qualify as incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended.

2a.     In addition to paragraph 1 of this Article IV (and without limiting the generality thereof), the Board of Directors shall have plenary authority (subject to the provisions hereof) in its discretion to determine the time or times at which Awards shall be granted to Non-Employee Directors, the Non-Employee Directors to whom Awards shall be granted, the number of shares of Stock to be covered by each such Award, and (to the extent not inconsistent with the provisions of this Plan) the terms and conditions upon which each such Award may be exercised; provided that the members of the Committee shall abstain from participating in any action taken by the Board of Directors with respect to Awards granted or to be granted to any such members. The granting of Awards by the Board of Directors shall be entirely discretionary; the terms and conditions (not inconsistent with this Plan) prescribed or approved for any Agreement with a Non-Employee Director shall similarly be within the discretion of the Board of Directors; and nothing in this Plan shall be deemed to give any Non-Employee Director any right to receive Awards.

3.     The Committee is also specifically authorized, in the event of a public solicitation, by any person, firm or corporation other than Avnet, of tenders of 50% or more of the then outstanding Stock (known conventionally as a “tender offer”), to accelerate exercisability of and lift any restrictions with respect to any or all Awards held by Participants then employed as an Eligible Employee, so that such Awards will immediately become exercisable, vested, and transferable in full; provided that such accelerated exercisability and lifting of restrictions shall continue in effect only until expiration, termination or withdrawal of such tender offer, whereupon such Awards will be (and continue thereafter to be) exercisable, vested, and transferable only to the extent that they would have been if no such acceleration of exercisability and lifting of restrictions had been authorized.

3a.     The Board of Directors is also specifically authorized, in the event of a tender offer, by any person, firm or corporation other than Avnet, for 50% or more of the then outstanding Stock, to accelerate exercisability of and lift any restrictions with respect to any or all Awards held by Participants then serving as Non-Employee Directors, so that such Awards will immediately become exercisable, vested, and transferable in full; provided that such accelerated exercisability and lifting of restrictions shall continue in effect only until expiration, termination or withdrawal of such tender offer, whereupon such Awards will be (and continue thereafter to be) exercisable, vested, and transferable only to the extent they would have been if no such acceleration of exercisability and lifting of restrictions had been authorized.

4.     A majority of the members of the Committee (but not less than two) shall constitute a quorum, and all acts, decisions or determinations of the Committee shall be by majority vote of such of its members as shall be present at a meeting duly held at which a quorum is so present. Any act, decision, or determination of the Committee reduced to writing and signed by a majority of its members (but not less than two) shall be fully effective as if it had been made, taken or done by vote of such majority at a meeting duly called and held.

5.     The Committee shall deliver a report to the Board of Directors with reasonable promptness following the taking of any action(s) in the administration of this Plan, which report shall set forth in full the action(s) so taken. The Committee shall also file such other reports and make such other information available as may from time to time be prescribed by the Board of Directors.

6.     The Committee (and, with respect to Non-Employee Directors, the Board of Directors), shall have sole and complete discretion in determining those Eligible Employees who shall participate in the Plan. The Committee may request recommendations for individual Awards from the Chief Executive Officer of the Company and, to the extent permitted by applicable law, may delegate to the Chief Executive Officer of the Company the authority to make Awards to Participants who are not Executive Officers of the Company or Covered Participants, subject to a fixed maximum Award amount for such a group and a maximum Award amount for any one Participant, as determined by the Committee. Awards made to the Executive Officers or Covered Participants shall be determined by the Committee.

7.     All determinations and decisions made by the Committee and Board of Directors pursuant to the provisions of the Plan shall be final, conclusive, and binding upon all persons, including the Company, its stockholders, employees, Participants, and designated beneficiaries, except when the terms of any sale or award of shares of Stock or any grant of rights or Options under the Plan are required by law or by the Articles of Incorporation or Bylaws of the Company to be approved by the Company’s Board of Directors or shareholders prior to any such sale, award or grant.

8.     Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award, and the Board may amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3 or Section 162(m).

ARTICLE V

AWARD AND MODIFICATION OF OPTIONS

1.     Options may be granted by the Committee to Eligible Employees, and may be granted by the Board of Directors to Non-Employee Directors, from time to time in their discretion prior to September 18, 2013 or the earlier termination of the Plan as provided in Article XI.

2.     During the period when any Option granted by the Committee to an Eligible Employee is outstanding, the Committee may, for such consideration (if any) as may be deemed adequate by it and with the prior consent of the Optionee, modify the terms of such Option, with respect to the unexercised portion thereof, except that such Option may not be repriced, replaced or regranted through cancellation, or by lowering the exercise price of said Option, without shareholder approval. During the period when any Option granted by the Board of Directors to a Non-Employee Director is outstanding, the Board of Directors may, for such consideration (if any) as may be deemed adequate by it and with the prior consent of the Optionee, modify the terms of the Option, with respect to the unexercised portion thereof, except that such Option may not be repriced, replaced or regranted through cancellation, or by lowering the exercise price of said Option, without shareholder approval.

3.     The price per share at which Stock subject to any Option may be purchased shall be determined by the Committee (in the case of any Option granted to an Eligible Employee) or by the Board of Directors (in the case of any Option granted to a Non-Employee Director) at the time such Option is granted, but shall be no less than 100% of the Fair Market Value of the Stock at the date of grant in the case of ISOs and no less than 85% of the Fair Market Value of the Stock at the date of grant in the case of any nonqualified Options (except in the case of Options assumed or granted in substitution for other options in a merger, acquisition, or similar corporate transaction context); provided, however, that the purchase price per share of Stock shall in no event be less than the par value per share of the Stock. The “date of grant” shall be the date on which the Committee or Board of Directors, as appropriate, completes its action constituting the making of an Award, regardless of whether or not such Award is subject to future shareholder approval or other conditions.

4.     The term of each Option granted under the Plan shall be such period of time as the Committee (in the case of an Option granted to an Eligible Employee) or the Board of Directors (in the case of an Option granted to a Non-Employee Director) shall determine but in no event shall an Option be exercisable after the day prior to the tenth anniversary of the granting thereof. Unless sooner forfeited or otherwise terminated pursuant to the terms hereof or of the applicable Agreement, each Option granted under the Plan shall expire at the end of its term. Notwithstanding any other provision in this Plan to the contrary, no Option granted hereunder may be exercised after the expiration of its term.

5.     Each Option granted under the Plan shall become exercisable, in whole or in part, at such time or times during its term as the Agreement evidencing the grant of such Option shall specify; provided, however, that the exercisability of any Option may be accelerated in whole or in part, at any time, by the Committee (in the case of an Option granted to an Eligible Employee) or by the

Board of Directors (in the case of an Option granted to a Non-Employee Director). Each option granted under the Plan that has become exercisable pursuant to the preceding sentence shall remain exercisable thereafter for such period of time prior to the expiration of its term (including during any period subsequent to the Optionee’s termination of employment with the Company for any reason, if the Optionee is an Eligible Employee, or subsequent to the Optionee’s ceasing to be a Director for any reason, if the Optionee is a Non-Employee Director) as the Option Agreement evidencing the grant of such Option shall provide. An Option may be exercised, at any time or from time to time during its term, as to any or all shares as to which the Option has become and remains exercisable.

6.     The aggregate number of shares of Stock with respect to which Options may be granted hereunder to any Optionee in any calendar year may not exceed 500,000.

7.     Except as may otherwise be provided in paragraph 10 of Article IX of the Plan or the Agreement evidencing the grant of any Option hereunder, the Option so granted shall not be assignable or transferable by the Optionee other than by will or the laws of descent and distribution upon the death of such Optionee, nor shall any Option be exercisable during the lifetime of the Optionee except by such Optionee.

8.     Options shall be exercised by the delivery of a written notice from the Participant to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the exercise price for the shares. The exercise price shall be payable to the Company in full in cash, or its equivalent, or, to the extent permitted by applicable law and not in violation of any instrument or agreement to which the Company is a party, by delivery of Shares (not subject to any security interest or pledge) valued at Fair Market Value at the time of exercise, or by a combination of the foregoing, or in any other form of payment acceptable to the Committee. The Committee reserves the right to require any Shares delivered by the Participant in full or partial payment of the exercise price to be limited to those Shares already owned by the Participant for at least six (6) months. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a cashless exercise of the Option. As soon as practicable, after receipt of written notice and payment, but subject to the terms and conditions of Article IX, the Company shall deliver to the Participant stock certificates in an appropriate amount based upon the number of Shares with respect to which the Option is exercised, issued in the Participant’s name.

ARTICLE VI

STOCK APPRECIATION RIGHTS

1.     Stock Appreciation Rights may be granted to Eligible Employees in the discretion of the Committee and to Non-Employee Directors in the discretion of the Board of Directors, upon such terms and conditions as the Committee or the Board of Directors may prescribe. Each SAR may be free standing, or granted in connection with and relate to all or part of a specific Option simultaneously or previously granted under the Plan. In the discretion of the Committee or the Board of Directors, an SAR may be granted at any time prior to the exercise, expiration or termination of the Option related thereto, and may be modified at any time the related Option is modified.

2.     Upon exercise of a Stock Appreciation Right, the grantee or Optionee shall be entitled to receive (a) shares of Stock having a Fair Market Value at the date of exercise, or (b) cash in the amount of such Fair Market Value, or (c) a combination of shares of Stock and cash equal in the aggregate to such Fair Market Value, equivalent to all or part of the difference between the aggregate exercise price of the portion of the SAR or the related Option which is being surrendered for termination and the Fair Market Value at such date of the shares of Avnet’s Common Stock for which such SAR is being exercised.

3.     Each Stock Appreciation Right granted to an Eligible Employee shall be exercisable on such dates or during such periods as may be determined by the Committee, and each Stock Appreciation Right granted to a Non-Employee Director shall be exercisable on such dates or during such periods as may be determined by the Board of Directors, provided that if an SAR relates to all or part of a specific Option, such SAR shall not be exercisable at a time when the Option related thereto could not be exercised nor may it be exercised with respect to a number of shares in excess of the number for which such Option could then be exercised.

4.     A Stock Appreciation Right related to all or part of a specific Option may be exercised only upon surrender by the Optionee, for termination, of the portion of the related Option, which is then exercisable to purchase the number of shares for which the Stock Appreciation Right is being exercised. Shares covered by the terminated Option or portion thereof shall not be available for further grants of Options under the Plan.

5.     The Committee may impose any other conditions upon the exercise of Stock Appreciation Rights granted to Eligible Employees, and the Board of Directors may impose any other conditions upon the exercise of Stock Appreciation Rights granted to Non-Employee Directors, which conditions may include a condition that any particular SARs or any class of SARs may only be exercised in accordance with rules adopted by the Committee or the Board of Directors, as appropriate, from time to time. Such rules may govern the right to exercise SARs granted prior to the adoption or amendment of such rules as well as SARs granted thereafter.

6.     The Committee or the Board of Directors may at any time amend, terminate or suspend any Stock Appreciation Right theretofore granted by it under this Plan, provided that the terms of any SAR after any amendment shall conform to the provisions of the Plan. Each SAR related to all or part of a specific Options shall terminate and cease to be exercisable upon the termination (other than a termination required in connection with exercise of the SAR) or expiration of the Option related thereto.

ARTICLE VII

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

1.     Subject to the terms and provisions of the Plan and applicable law, the Committee (or, with respect to Non-Employee Directors, the Board of Directors), at any time and from time to time, may grant shares of Restricted Stock or Restricted Stock Units under the Plan to such Participants, and in such amounts and with such vesting periods, Period of Restriction and/or conditions for removal of restrictions as it shall determine. Participants receiving shares of Restricted Stock or Restricted Stock Units are not required to pay the Company cash therefor (except for applicable tax withholding).

2.     Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Agreement that shall specify any vesting requirements with respect to such Award, any Period of Restriction with respect to such Award, and the conditions which must be satisfied prior to removal of any additional restrictions as the Committee (or, with respect to Non-Employee Directors, the Board of Directors), shall determine. The Committee (or, with respect to Non-Employee Directors, the Board of Directors), may specify, but is not limited to, the following types of restrictions in the Agreement: (i) restrictions on acceleration or achievement of terms of vesting based on any business or financial goals of the Company, including, but not limited to, absolute or relative increases in total shareholder return, revenues, sales, net income, earnings per share, return on equity, cash flow, operating margin or net worth of the Company, any of its Subsidiaries, divisions or other areas of the Company; and (ii) any other further restrictions that may be advisable under the law, including requirements set forth by the Exchange Act, the Securities Act, any securities trading system or Stock exchange upon which such shares of stock are listed.

3.     Except as provided in paragraph 10 of Article IX of the Plan or this Article VII and subject to applicable law, the shares of Restricted Stock or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated until (A) both of the following have occurred: (i) the applicable portions of such Awards have vested (and, in the case of Restricted Stock Units, shares of Stock have been issued in respect thereof), and (ii) the applicable Period of Restriction has terminated, or (B) upon earlier satisfaction of such conditions as specified by the Committee (or, with respect to Non-Employee Directors, the Board of Directors), in its sole discretion and set forth in the Agreement. Except as provided herein, all rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under the Plan shall be exercisable only by such Participant or his or her guardian or legal representative.

4.     Except as otherwise noted in this Article VII, shares of Restricted Stock or Restricted Stock Units covered by an Award shall be provided to (or in the case of Restricted Stock Units, shares of Stock shall be issued therefor in accordance with Paragraph 6 of this Article VII) and become freely transferable by the Participant (i) upon the vesting of the applicable Restricted Stock or Restricted Stock Unit Award, and (ii) after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee (or, with respect to Non-Employee Directors, the Board of Directors). The Committee (or with respect to Non-Employee Directors, the Board of Directors), in its sole discretion may reduce or remove the restrictions or reduce or remove or accelerate vesting provisions or the Period of Restriction with respect to Restricted Stock or Restricted Stock Units for any reason, including, without limitation, upon assumption of, or in substitution for, restricted stock or restricted stock units of a company with which the Company participates in an acquisition, separation, or similar corporate transaction.

5.     Prior to vesting and during the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those shares. Subsequent to vesting of Restricted Stock Units and the issuance of shares of Stock in respect thereof, during any subsequent Period of Restriction, Participants who have received shares of Stock in respect of such Restricted Stock Units may exercise full voting rights with respect to those shares.

6.     Upon all or a portion of an Award of Restricted Stock Units vesting (the date of each such vesting being a “Vest Date”), one share of Stock shall be issuable for each Restricted Stock Unit that vests on such Vest Date (the “RSU Shares”), subject to the terms and provisions of the Plan and relevant Agreement. Thereafter, the Company will transfer such RSU Shares to the Participant upon satisfaction of any required tax withholding obligations and upon the expiration of any applicable Period of Restriction. No fractional shares shall be issued with respect to vesting of Restricted Stock Units. No Participant shall have any right in, to or with respect to any of the shares of Stock (including any voting rights or rights with respect to dividends paid on the Stock, except as set forth in paragraph 7 of this Article VII) issuable under the Award until the Award is settled by the issuance of such shares of Stock to such Participant.

7.     Prior to vesting, and during the Period of Restriction, Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those Awards, as set forth in this Paragraph 7. Participants in whose name Restricted Stock Units are granted shall not be entitled to receive any dividends or other distributions paid with respect to the Company’s Stock unless the specific Award document so provides. With respect to shares of Restricted Stock, dividends paid in cash shall be automatically reinvested in additional shares of Restricted Stock at a purchase price per share equal to Fair Market Value of a share of Stock on the date of such dividend is paid; provided, however that the Company shall not issue fractional shares, and any amount that would have been invested in a fractional share shall be paid to Participant. Any such additional shares of Stock received by any Participant in respect of a Restricted Stock Award, whether through reinvestment or through a dividend paid in shares of Stock, shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed.

ARTICLE VIII

OTHER STOCK UNIT AWARDS

1.     Subject to the terms and provisions of the Plan and applicable law, the Committee (or, with respect to Non-Employee Directors, the Board of Directors), at any time and from time to time, may issue to Participants, either alone or in addition to other Awards made under the Plan, Other Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock or other securities. The Committee (or, with respect to Non-Employee Directors, the Board of Directors), in its sole and complete discretion, may determine that an Other Stock Unit Award may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award. Subject to the provisions of the Plan, the Committee (or, with respect to Non-Employee Directors, the Board of Directors), in its sole and complete discretion shall determine the terms, restrictions, conditions, vesting requirements, and payment rules (all of which are sometimes hereinafter collectively referred to as “Rules”) of the Award. The Agreement shall specify the Rules of each Award as determined by the Committee (or, with respect to Non-Employee Directors, the Board of Directors). However, each Other Stock Unit Award need not be subject to identical Rules.

2.     The Committee (or, with respect to Non-Employee Directors, the Board of Directors), in its sole and complete discretion, may grant an Other Stock Unit Award subject to the following Rules:

(a) Except as provided in paragraph 10 of Article IX of the Plan, all rights with respect to such Other Stock Unit Awards granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

(b) Other Stock Unit Awards may require the payment of cash consideration by the Participant upon receipt of the Award or provide that the Award, and any Common Stock or other securities issued in conjunction with the Award be delivered without the payment of cash consideration.

(c) The Committee (or, with respect to Non-Employee Directors, the Board of Directors), in its sole and complete discretion may establish certain performance criteria that may relate in whole or in part to receipt of the Other Stock Unit Awards.

(d) Other Stock Unit Awards may be subject to a deferred payment schedule.

(e) The Committee (or, with respect to Non-Employee Directors, the Board of Directors), in its sole and complete discretion, as a result of certain circumstances, including, without limitation, the assumption of, or substitution of stock unit awards of a company with which the Company participates in an acquisition, separation, or similar corporate transaction, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on an Other Stock Unit Award at the time of grant.

ARTICLE IX

ADDITIONAL TERMS AND PROVISIONS

1.     The Committee or the Board of Directors shall, promptly after the granting of any Award or the modification of any outstanding Award, cause such Participant to be notified of such action and shall cause Avnet to deliver to such Participant an Agreement (which Agreement shall be signed on behalf of Avnet by an officer of Avnet with appropriate authorization therefor) evidencing the Award so granted or modified and the terms and conditions thereof and including (when appropriate) an addendum evidencing the SAR so granted or modified and the terms and conditions thereof.

2.     The date on which the Committee or the Board of Directors approves the granting of any Award, or approves the modification of any outstanding Award, shall for purposes of this Plan be deemed the date on which such Award is granted or modified, regardless of whether (i) the date on which the Agreement evidencing the same is executed or (ii) the grant or modification of such Award is subject to a contingency.

3.     To the extent that any Award shall have become exercisable, such Award may be exercised by the Participant at any time and from time to time by written notice to Avnet stating the number of shares of Stock with respect to which such Award is being exercised, accompanied (as to an Option exercise) by payment in full therefor as prescribed below and (as to an SAR exercise) by an instrument effecting surrender for termination of the relevant portion of the Option related thereto. As soon as practicable after receipt of such notice, Avnet shall, without requiring payment of any transfer or issue tax by the Participant, deliver to the Participant, at the principal office of Avnet (or such other place as Avnet may designate), a certificate or certificates representing the shares of Stock acquired upon such exercise; provided, however, that the date for any such delivery may be postponed by Avnet for such period as it may require, in the exercise of reasonable diligence (a) to register the shares of Stock so purchased (together with any part or all of the balance of the shares of Stock which may be delivered pursuant to the exercise of Awards) under the Securities Act of 1933, as amended, and/or to obtain the opinions of counsel referred to in clauses (B) and (E) of paragraph 7 below, and (b) to comply with the applicable listing requirements of any national securities exchange or with any other requirements of law. If any Participant shall fail to accept delivery of all or any part of the shares of Stock with respect to which such Award is being exercised, upon tender thereof, the right of such Participant to exercise such Award, with respect to such unaccepted shares may, in the discretion of the Committee (in the case of an Award granted to an Eligible Employee) or the Board of Directors (in the case of an Award granted to a Non-Employee Director), be terminated. For purposes of this paragraph 3, payment upon exercise of an Award may be made (i) by check (certified, if so required by Avnet) in the amount of the aggregate exercise price of the portion of the Award being exercised, or (ii) in the form of certificates representing shares of Stock (duly endorsed or accompanied by appropriate stock powers, in either case with signature guaranteed if so required by Avnet) having a Fair Market Value, at the date of receipt by Avnet of such certificates and the notice above mentioned, equal to or in excess of such aggregate exercise price, or (iii) by a combination of check and certificates for shares of Stock, or (iv) in any other manner acceptable to the Committee (with respect to an Award granted to an Eligible Employee) or the Board of Directors (with respect to award to a Non-Employee Director), in each case in the discretion of the Committee or the Board of Directors, as the case may be.

4.     Notwithstanding paragraph 3 of this Article IX, upon each exercise of an Award or vesting of Restricted Stock (or filing of a Code Section 83(b) election with respect thereto), or upon a Restricted Stock Unit or Other Stock Unit Award becoming taxable, the Participant shall pay to Avnet an amount required to be withheld under applicable income tax laws in connection with such exercise or vesting or Section 83(b) election or other taxable event. A Participant may, in the discretion of the Committee and subject to any rules as the Committee may adopt (in the case of a Participant who was an Eligible Employee on the date of grant), or in the discretion of the Board of Directors and subject to such rules as the Board of Directors may adopt (in the case of a Participant who was a Non-Employee Director on the date of grant), elect to satisfy such obligation, in whole or in part, by having Avnet withhold shares of Stock having a Fair Market Value equal to the amount required to be so withheld. For purposes of the foregoing, the Fair Market Value of a share of Stock shall be its Fair Market Value on the date that the amount to be withheld is determined. A Participant shall pay Avnet in cash for any fractional share that would otherwise be required to be withheld.

5.     The Plan shall not confer upon any Participant any right with respect to continuance of employment by the Company or continuance of membership on the Board of Directors, nor shall it interfere in any way with his or her right, or the Company’s right, to terminate his or her employment at any time.

6.     Except as provided in Articles VII and VIII, no Participant shall acquire or have any rights as a shareholder of Avnet by virtue of any Award until the certificates representing shares of Stock issued pursuant to the Award or the exercise are delivered to such Participant in accordance with the terms of the Plan.

7.     While it is Avnet’s present intention to register under the Securities Act of 1933, as amended, the shares of Stock which may be delivered pursuant to the granting and exercise of Awards under the Plan, nevertheless, any provisions in this Plan to the contrary notwithstanding, Avnet shall not be obligated to sell or deliver any shares of Stock pursuant to the granting or exercise of any Award unless (A)(i) such shares have at the time of such exercise been registered under the Securities Act of 1933, as amended, (ii) no stop order suspending the effectiveness of such registration statement has been issued and no proceedings therefor have been instituted or threatened under said Act, and (iii) there is available at the time of such grant and/or exercise a prospectus containing certified financial statements and other information meeting the requirements of Section 10(a)(3) of said Act, or Avnet shall have received from its counsel an opinion that registration of such shares under said Act is not required; (B) such shares are at the same time of such grant and/or exercise, or upon official notice of issuance will be, listed on each national securities exchange on which the Stock is then listed, (C) the prior approval of such sale has been obtained from any State regulatory body having jurisdiction (but nothing herein contained shall be deemed to require Avnet to register or qualify as a foreign corporation in any State nor, except as to any matter or transaction relating to the sale or delivery of such shares, to consent in service of process in any State), and (D) Avnet shall have received an opinion from its counsel with respect to compliance with the matters set forth in clauses (A), (B), and (C) above.

8.     The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all applicable laws or regulations. Any certificates for shares of the Restricted Stock and/or Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Stock and/or other Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation, or other requirement of any governmental authority or agency shall require the Company, any Affiliate, or any Participant (or any estate, designated beneficiary, or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

9.     The Committee (or, with respect to a Non-Employee Director, the Board of Directors), may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn-out, or settlement of any Award made under the Plan. If such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Committee (or, with respect to a Non-Employee Director, the Board of Directors), may also provide in the relevant Agreement for a tax reimbursement cash payment to be made by the Company in favor of any Participant in connection with the tax consequences resulting from the grant, exercise, settlement or earn-out of any Award made under the Plan.

10.     No Award and no rights or interests therein may be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated, except (i) by testamentary disposition by the Participant or the laws of descent and distribution or, except in the case of an ISO, by a qualified domestic relations order; and (ii) in the case of Awards other than Incentive Stock Options, transfers made with the prior approval of the Committee and on such terms and conditions as the Committee in its sole discretion shall approve, to (a) the child, step-child, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relationships, and any person sharing the Participant’s household (other than a tenant or employee) of the Participant (an “Immediate Family Member”), (b) a trust in which Immediate Family Members have more than fifty percent of the beneficial interest, (c) a foundation in which Immediate Family Members or the Employee control the management of the assets, (d) any other entity in which Immediate Family Members or the Employee own more than 50% of the voting interests, or (e) any other transferee that is approved by the Committee in its sole discretion (each a Permitted Transferee); provided, however, that, without the prior approval of the Committee, no Permitted Transferee shall further transfer an Award, other than by testamentary disposition or the laws of descent and distribution, either directly or indirectly, including, without limitation, by reason of the dissolution of, or a change in the beneficiaries of, a Permitted Transferee that is a trust, the sale, merger, consolidation, dissolution, or liquidation of a Permitted Transferee that is a partnership (or the sale of all or any portion of the partnership interests therein), or the sale, merger, consolidation, dissolution or liquidation of a Permitted Transferee that is a corporation (or the sale of all or any portion of the stock thereof). Further, no right or interest of any Participant in an Award may be assigned in satisfaction of any lien, obligation, or liability of the Participant.

11.     The Plan, and its rules, rights, agreements and regulations, shall be governed, construed, interpreted and administered solely in accordance with the laws of the state of New York. In the event any provision of the Plan shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or the Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof.

12.     By acceptance of an applicable Award, subject to the conditions of such Award, each Participant shall be considered in agreement that all shares of stock sold or awarded and all Options granted under this Plan shall be considered special incentive compensation and will be exempt from inclusion as “wages” or “salary” in pension, retirement, life insurance, and other employee benefits arrangements of the Company, except as determined otherwise by the Company. In addition, each designated beneficiary of a deceased Participant shall be in agreement that all such Awards will be exempt from inclusion in “wages” or “salary” for purposes of calculating benefits of any life insurance coverage sponsored by the Company.

13.     In its sole and complete discretion, the Committee may elect to legend certificates representing shares of stock sold or awarded under the Plan, to make appropriate references to the restrictions imposed on such shares.

14.     All Agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b-3. All performance-based Awards shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m) unless the Committee in its discretion determines that any such Award to a Covered Participant is not intended to qualify for the exemption for performance-based compensation under Section 162(m).

15.     In the event of a Change in Control, the Committee is permitted to accelerate the payment or vesting and release any restrictions on any Awards.

ARTICLE X

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

1.     In the event that the Stock shall be split up, divided or otherwise reclassified into or exchanged for a greater or lesser number of shares of Stock or into shares of Common Stock and/or any other securities of Avnet by reason of recapitalization, reclassification, stock split or reverse split, combination of shares or other reorganization, the term “Stock” as used herein shall thereafter mean the number and kind of shares or other securities into which the Stock shall have been so split up, divided or otherwise reclassified or for which the Stock shall have been so exchanged; and the remaining number of shares of Stock which may, in the aggregate, thereafter be delivered pursuant to the grant or exercise of an Award (as specified in paragraph 1 of Article III hereof) and the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Options and/or Stock Appreciation Rights then outstanding, shall be correspondingly adjusted. In the event that any dividend payable in shares of Stock is paid to the holders of outstanding shares of Stock, the remaining number of shares of Stock which may, in the aggregate, thereafter be delivered pursuant to the exercise or grant of Awards (as specified in paragraph 1 of Article III hereof) and the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Awards then outstanding, shall be increased by the percentage which the number of shares of Stock so paid as a dividend bears to the total number of shares of Stock outstanding immediately prior to the payment of such dividend.

2.     In the event that the Stock shall be split up, divided or otherwise reclassified or exchanged as provided in the preceding paragraph, the purchase price per share of Stock upon exercise of outstanding Options, and the aggregate number of shares of Stock with respect to which Awards may be granted to any Participant in any calendar year shall be correspondingly adjusted.

3.     Anything in this Article X to the contrary notwithstanding, in the event that, upon any adjustment made in accordance with paragraph 1 above, the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Award then outstanding shall include a fractional share of Stock, such fractional share of Stock shall be disregarded for all purposes of the Plan and the Optionee holding such Award shall become entitled neither to purchase the same nor to receive cash or scrip in payment therefor or in lieu thereof.

ARTICLE XI

AMENDMENT OR TERMINATION OF THE PLAN

1.     The Plan shall automatically terminate on September 18, 2013, unless it is sooner terminated pursuant to paragraph 2 below.

2.     The Board of Directors may amend the Plan from time to time as the Board may deem advisable and in the best interests of Avnet and may terminate the Plan at any time (except as to Awards then outstanding hereunder); provided, however, that unless approved by the affirmative vote of a majority of the votes cast at a meeting of the shareholders of Avnet duly called and held for that purpose, no amendment to the Plan shall be adopted which shall (a) affect the composition or functioning of the Committee, (b) increase the aggregate number of shares of Stock which may be delivered pursuant to the exercise of Awards, (c) increase the aggregate number of shares of Stock with respect to which Options or other Awards may be granted to any Participant during any calendar year, (d) decrease the minimum purchase price per share of Stock (in relation to the Fair Market Value thereof at the respective dates of grant) upon the exercise of Options, or (e) extend the ten year maximum period within which an Award is exercisable, or the termination date of the Plan.

Appendix B

AVNET EMPLOYEE STOCK PURCHASE PLAN

Amended and Restated September 19, 2003

1.     Purpose.

The purpose of this Avnet Employee Stock Purchase Plan (the “Plan”) is to advance the interests of Avnet, Inc, a New York corporation (“the Company”), and its shareholders by providing Eligible Employees (as defined in section 2(g) below) of the Company and its Designated Subsidiaries (as defined in section 2(f) below) with an opportunity to acquire an ownership interest in the Company by purchasing Common Stock of the Company on favorable terms through payroll deductions. It is the intention of the Company that the Plan, as applied to Employees resident in the United States of America, qualify as an “employee stock purchase plan” under section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of section 423 of the Code. As applied to an Employee resident in a country other than the United States of America, the Plan shall not be subject to section 423 of the Code and the terms of the Plan may be subject to an appendix to the Plan corresponding to the Employee’s resident country.

2.     Definitions.

(a) “Board” means the Board of Directors of the Company.

(b) “Business Day” means a day when the New York Stock Exchange is open.

(c) “Common Stock” means the common stock, par value $1.00 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with section 13 of the Plan.

(d) “Committee” means the entity administering the Plan, as provided in section 3 below.

(e) “Compensation” means the total cash compensation, including salary, wages, overtime pay, and bonuses, paid to an Eligible Employee by reason of his employment with the Employer (determined prior to any reduction thereof by operation of a salary reduction election under a plan described in section 401(k) of the Code or section 125 of the Code), as reported on IRS Form W-2, but excluding any amounts not paid in cash which are required to be accounted for as imputed income on IRS Form W-2, any reimbursements of expenses and amounts under stock incentives or stock options.

(f) “Designated Subsidiary” means a Subsidiary that has been designated by the Committee from time to time, in its sole discretion, as eligible to participate in the Plan.

(g) “Eligible Employee” means, with respect to any Offering, an individual who is an Employee at all times during the period beginning three (3) months before the Offering Date and ending on the Offering Date.

(h) “Employee” means any person, including an Insider, who has attained age 18 and is employed by the Company or one of its Designated Subsidiaries, exclusive of any such person whose customary employment with the Company or a Designated Subsidiary is for less than 20 hours per week.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” generally means, with respect to any share of Common Stock, as of any date under the Plan, the closing price of the Common Stock on the New York Stock Exchange on a particular date.

(k) “Insider” means any Participant who is subject to section 16 of the Exchange Act.

(l) “Offering” means any of the offerings to Participants of options to purchase Common Stock under the Plan, each continuing for one month, as described in section 5 below.

(m) “Offering Date” means the first day of the period of an Offering under the Plan, as described in section 5 below.

(n) “Option Price” means the lesser of: (i) 85% of the Fair Market Value of one share of Common Stock on the Offering Date, or (ii) 85% of the Fair Market Value of one share of Common Stock on the Termination Date the definition of which, for purposes of this subsection 2(n) only, shall be subject to Treas. Reg. sec.1.421-7(f).

(o) “Participant” means an Eligible Employee who elects to participate in Offerings under the Plan pursuant to section 6 below.

(p) “Securities Act” means the Securities Act of 1933, as amended.

(q) “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations, beginning with the Company, if, at the time an option is granted under the Plan, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(r) “Termination Date” means the last day of the period of an Offering under the Plan, as described in section 5 below.

3.     Plan Administration.

(a) Committee Members. The administration of the Plan shall be under the supervision of the committee for the Plan (the “Committee”) appointed by the Board from time to time. Members of the Committee shall serve at the pleasure of the Board and may be removed by the Board at any time without prior written notice. A Committee member may resign by giving written notice to the Board.

(b) Powers and Duties of the Committee. The Committee will have full power to administer the Plan in all of its details, subject to the requirements of applicable law. For this purpose, the Committee’s powers will include, but will not be limited to, the following authority, in addition to all other powers provided by this Plan:

(i) To adopt and apply, in a uniform and nondiscriminatory manner to all persons similarly situated, such rules and regulations as it deems necessary or proper for the efficient and proper administration of the Plan, including the establishment of any claims procedures that may include a requirement that all disputes that cannot be resolved between a Participant and the Committee will be subject to binding arbitration;

(ii) To interpret the Plan and decide all questions concerning the Plan, such as the eligibility of any person to participate in the Plan, and the respective benefits and rights of Participants and others entitled thereto and the exclusive power to remedy ambiguities, inconsistencies or omissions in the terms of the Plan;

(iii) To appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan;

(iv) To allocate and delegate its responsibilities under the Plan and to designate other persons to carry out any of its responsibilities under the Plan;

(v) To prescribe such forms as may be necessary or appropriate for Employees to make elections under the Plan or to otherwise administer the Plan; and

(vi) To do such other acts as it deems necessary or appropriate to administer the Plan in accordance with its terms, or as may be provided for or required by law.

(c) Committee Action. The certificate of a Committee member designated by the Committee that the Committee has taken or authorized any action shall be conclusive in favor of any person relying on, or subject to, the certificate. Any interpretation of the Plan, and any decision on any matter within the discretion of the Committee, made by the committee in good faith shall be final and binding on all persons. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of the members and shall keep minutes of its meetings. Action of the Committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of the Committee’s meetings and of its actions by written consent shall be kept with the corporate records of the Company.

(d) Exoneration of Committee Members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Company hereby agrees to indemnify, defend and hold harmless, to the fullest extent permitted by law, any Committee member against any and all liabilities, damages, costs and expenses (including attorneys’ fees and amounts paid in settlement of any claims approved by the Company) occasioned by any act or omission to act in connection with the Plan, if such act or omission was not due to the gross negligence or willful misconduct of the Committee member.

4.     Eligibility to Participate in Offerings.

(a) An Eligible Employee is entitled to participate in Offerings in accordance with sections 5 and 6, beginning with the Offering Date after an Employee first becomes an Eligible Employee, subject to the limitations imposed by section 423 of the Code.

(b) Notwithstanding any provisions of the Plan to the contrary: (i) no Employee shall be granted an option under the Plan if immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to section 424(d) of the Code) would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; and (ii) an Eligible Employee who is an Insider may not participate in Offerings under the Plan until the Plan has been approved by the Company’s Shareholders in accordance with Rule 16b-3 of the Exchange Act.

5.     Offerings.

Options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offerings, each beginning on the first Business Day of the month (the “Offering Date”), and each Offering shall terminate on the last Business Day of the month corresponding to the Offering Date (the “Termination Date”). The first Offering under the Plan, however, shall have an Offering Date of October 2, 1995 and a Termination Date of October 31, 1995. Offerings under the Plan shall continue until either (a) the Committee decides, in its sole discretion, that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all Eligible Employees, or (b) the Plan is terminated in accordance with section 17 below. Notwithstanding the foregoing, Offerings will be limited under the Plan so that no Eligible Employee will be permitted to purchase shares of Common Stock under all “employee stock purchase plans” (within the meaning of section 423 of the Code) of the Company and its Subsidiaries in excess of $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time of an Offering Date) for each calendar year in which an Offering is outstanding at any time.

6.     Participation in Offerings.

(a) An Eligible Employee may participate in Offerings under the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company (the “Participation Form”) and filing the Participation Form with the Company (pursuant to such standards or procedures as are established by the Committee) at least 15 days before the Offering Date of the first Offering in which such Employee wishes to participate.

(b) Except as provided in section 7(a) below, payroll deductions for a Participant shall begin with the first payroll following the applicable Offering Date, and shall continue until the Plan is terminated, subject to earlier termination by the Participant as provided in section 11 below or increases or decreases by the Participant in the amount of payroll deductions as provided in section 7(c) below.

7.     Payroll Deductions.

(a) By completing and filing a Participation Form, an Eligible Employee shall elect to have payroll deductions withheld from his total Compensation on each pay date (including pay dates covering regular payroll, commissions and bonuses) during the time he is a Participant in the Plan in such amount as he shall designate on the Participation Form; provided, however, that: (i) payroll deductions must be in such percentages or whole dollar amounts, as determined by rules established by the Committee which may change from time to time to provide for the efficient administration of the Plan; (ii) the Committee may establish rules limiting the amount of an Eligible Employee’s Payroll Deductions, except that any percentage or dollar limitation must apply uniformly to all Eligible Employees; (iii) and each Participant’s payroll deductions must be equal to at least the minimum percentage or dollar amount established by the Committee from time to time, but no more than $21,250 (U.S.) per calendar year.

(b) All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The funds represented by such account shall be held as part of the Company’s general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such funds. A Participant may not make any separate cash payment or contribution to such account.

(c) No increases or decreases of the amount of payroll deductions for a Participant may be made during an Offering. A Participant may increase or decrease the amount of his payroll deductions under the Plan for subsequent Offerings by completing an amended Participation Form and filing it with the Company (pursuant to such standards and procedures established by the Committee) not less than 15 days prior to the Offering Date as of which such increase or decrease is to be effective.

(d) A Participant may discontinue his participation in the Plan at any time as provided in section 11 below.

8.     Grant of Option.

On each Offering Date, each Participant shall be granted (by operation of the Plan) an option to purchase (at the Option Price) as many shares of Common Stock as he will be able to purchase with the payroll deductions credited to his account during his participation in the Offering beginning on such Offering Date. Notwithstanding the foregoing, the maximum number of shares of Common Stock that an Employee may purchase under an Offering may not exceed 1,000 (as may be adjusted from time to time under section 13(b)).

9.     Exercise of Option.

(a) Unless a Participant gives written notice to the Company as provided in subsection 9(c) below or withdraws from the Plan pursuant to section 11 below, his option for the purchase of shares of Common Stock granted under an Offering will be exercised automatically at the Termination Date of such Offering for the purchase of the number of shares of Common Stock that the accumulated payroll deductions in his account on such Termination Date will purchase at the applicable Option Price.

(b) No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an option under the Plan until such option has been exercised, at which point such interest shall be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery of such Common Stock in accordance with section 10 below. During his lifetime, a Participant’s option to purchase shares of Common Stock under the Plan is exercisable only by him.

(c) By written notice to the Company prior to the end of the Business Day on a Termination Date corresponding to an Offering, a Participant may elect, effective on such Termination Date, to withdraw all of the accumulated payroll deductions in his account as of the Termination Date (which will also constitute a notice of termination and withdrawal pursuant to section 11(a)). However, the preceding sentence shall not apply to an Insider who has made, with the prior written consent of the Committee, an irrevocable election at least six (6) months prior to a Termination Date until such six (6) month period has expired, in accordance with 17 CFR sec.240.16b-3(d)(1).

10.     Delivery.

As promptly as practicable after the Termination Date of each Offering, the Company will deliver, or cause to be delivered, on behalf of each Participant, a certificate representing the shares of Common Stock purchased upon exercise of his option granted for such offering, to a brokerage firm (designated by the Company) that has rights to execute trades on the New York Stock Exchange. Such shares will be deposited in an account established for the Participant at the brokerage firm.

11.     Withdrawal; Termination of Employment.

(a) A Participant may terminate his participation in the Plan and withdraw all, but not less than all, the payroll deductions credited to his account under the Plan at any time prior to the end of the Business Day on a Termination Date corresponding to an Offering, by giving written notice to the Company. Such notice shall state that the Participant wishes to terminate his involvement in the Plan, specify a Termination Date and request the withdrawal of all of the Participant’s payroll deductions held under the Plan. All of the Participant’s payroll deductions credited to his account will be paid to him as soon as practicable after the Termination Date specified in the notice of termination and withdrawal (or, if no such date is specified, as soon as practical after receipt of his notice of termination and withdrawal), and his option for such Offering will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering or for any subsequent offering, except in accordance with a new Participation Form filed pursuant to section 6 above.

(b) Upon termination, or notice of termination, of a Participant’s employment for any reason, including retirement or death, any payroll deductions authorized under section 7 shall be cancelled immediately. Thereafter, any payroll deductions that were previously accumulated in the Participant’s account prior to his termination or notice of termination will be applied in accordance with the provisions of Section 9. However, if a termination of employment precludes an Employee from being classified as an Eligible Employee with respect to an Offering, then the payroll deductions accumulated in his account will be returned to him as soon as practicable after such termination or, in the case of his death, to the person or persons entitled thereto under section 14 below, and his option will be automatically canceled. For purposes of the Plan, the termination date of employment shall be the Participant’s last date of actual employment and shall not include any period during which such Participant receives any severance payments. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or absence or leave approved by the Company, shall not be deemed a termination of employment under this subsection 11(b).

(c) A Participant’s termination and withdrawal pursuant to subsection 11(a) above will not have any effect upon his eligibility to participate in a subsequent Offering by completing and filing a new Participation Form pursuant to section 6 above or in any similar plan that may hereafter be adopted by the Company; provided, however, that, unless otherwise permitted by the Committee in its sole discretion, an Insider who has not made the six (6) month irrevocable election described in subsection 9(c), may not participate in the Plan for at least six months after the effective date of his termination and withdrawal in accordance with 17 CFR sec.240.16b-3(d)(2).

12.     Interest.

No interest shall accrue on a Participant’s payroll deductions under the Plan.

13.     Stock Subject to the Plan.

(a) The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 4,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in subsection (b) below.

The shares to be sold to Participants under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued and may be derived from shares of Common Stock purchased by the Company. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to section 8 above on any Termination Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall return any excess funds accumulated in each Participant’s account as soon as practicable after the Termination Date of such Offering.

(b) If any option under the Plan is exercised after any Common Stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of Common Stock or the like, occurring after the shareholders of the Company approve the Plan, the number of shares of Common Stock to which such option shall be applicable and the Option Price for such Common Stock shall be appropriately adjusted by the Company.

14.     Disposition Upon Death.

If a Participant dies, shares of Common Stock and/or cash, if any, attributable to the Participant’s account under the Plan (when cash or shares of Common Stock are held for his account) shall be delivered to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to anyone or more dependents or relatives of the Participant; or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.     Transferability.

Neither payroll deductions credited to a Participant’s account nor any rights relating to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will the laws of descent and distribution, or as provided in section 14 above) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with section 11(a) above.

16.     Share Transfer Restrictions.

(a) Shares of Common Stock shall not be issued under the Plan unless such issuance is either registered under the Securities Act and applicable state securities laws or is exempt from such registrations.

(b) Shares of Common Stock issued under the Plan may not be sold, assigned, transferred, pledged encumbered, or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws, or pursuant to exemptions from such registrations.

(c) Notwithstanding any other provision of the Plan or any documents entered into pursuant to the Plan and except as permitted by the Committee in its sole discretion, any shares of Common Stock issued to a Participant who is an Insider may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of for a six-month period until after the Option Price is determined on or after the Termination Date corresponding to the Offering with respect to which they were issued.

17.     Amendment or Termination.

The Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate in light of, and consistent with, section 423 of the Code; provided, however, that any amendment that either changes the composition, function or duties of the Committee or modifies the terms and conditions pursuant to which options are granted hereunder must be approved by the Board. The Board also may terminate the Plan or the granting of options pursuant to the Plan at any time; provided, however, that the Board shall not have the right to modify, cancel, or amend any outstanding option granted pursuant to the Plan before such termination unless each Participant consents in writing to such modification, amendment or cancellation. No amendment adopted by either the Committee or the Board shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or section 423 of the Code.

18.     Notices.

All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Secretary of the Company or by any other person designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

19.     Effective Date of Plan.

The Plan shall be effective as of October 1, 1995. The Plan has been adopted by the Board subject to shareholder approval, and prior to shareholder approval shares of Common Stock issued under the Plan are subject to such approval.

20.     Miscellaneous.

(a) Headings and Gender. The headings to sections in the Plan have been included for convenience of reference only. The masculine pronoun shall include the feminine and the singular the plural, whenever appropriate. Except as otherwise expressly indicated, all references to sections in the Plan shall be to sections of the Plan.

(b) Governing Law. The Plan shall be interpreted and construed in accordance with the internal laws of the State of New York to the extent that such laws are not superseded by the laws of the United States of America.

(c) Plan Not A Contract of Employment. The Plan does not constitute a contract of employment and participation in the Plan does not give any Employee or Participant the right to be retained in the employ of the Company or a Designated Subsidiary, nor give any person a right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

Appendix C

AUDIT COMMITTEE CHARTER

Amended and Restated August 8, 2003

I.     Purpose

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of the financial statements of the Company, the independence, qualifications and performance of the Company’s corporate and external auditors, and compliance with legal and regulatory requirements, as well as the Company’s policies for conducting business, as established in the Company’s Code of Conduct, and to prepare the Audit Committee report for inclusion in the annual proxy statement.

II.     Organization

A. Composition and Qualifications

1.     The Audit Committee shall be appointed by the Board of Directors from time to time and shall consist of three or more directors, each of whom shall meet and maintain the independence and experience requirements of the New York Stock Exchange (the “NYSE”) and the Securities and Exchange Commission (the “SEC”). The Board of Directors shall appoint one member of the Audit Committee as the Chair.

2.     Each member of the Audit Committee shall be financially literate (as such qualification is interpreted by the Board of Directors in its business judgment). At least one member of the Audit Committee shall meet the Financial Expert requirements of the SEC.

B. Meetings/Minutes/Reports

1.     The Audit Committee shall meet at least four times annually, or more frequently if circumstances dictate. At least two of these meetings shall be in person, while others may be conducted telephonically.

2.     The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Audit Committee. The Chair shall be responsible for leadership of the Committee, including scheduling meetings, preparing agendas and making regular reports to the Board of Directors.

3.     The Audit Committee shall have full access to management. The Audit Committee shall meet separately, periodically, with management, with corporate auditors and with external auditors to discuss any matters that the Committee believes are relevant to fulfilling its responsibilities.

4.     Minutes of each Audit Committee shall be prepared and sent to all Audit Committee members.

5.     The Audit Committee shall evaluate and assess the effectiveness of the Committee and the adequacy of this Audit Committee Charter on an annual basis and recommend any proposed changes to the Board of Directors.

C. Authority

1.     The Audit Committee shall have the sole authority to directly appoint, retain, compensate, evaluate and terminate the Company’s external auditors.

2.     The Audit Committee shall have the authority to obtain advice and assistance from internal and outside legal, accounting or other advisors. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the advisors employed by the Audit Committee.

3.     The Audit Committee is authorized to conduct or originate investigations into any matters within the Committee’s scope of responsibilities.

III.     Responsibilities and Duties

A. Annual Audit

1.     The Audit Committee shall meet with the external auditors and senior management prior to the annual audit to discuss planning and staffing of the audit.

2.     The Audit Committee shall review the annual audited financial statements and discuss them with senior management and the external auditors, including the Company’s MD&A disclosures. In connection with such review, the Audit Committee shall:

a. Discuss with the external auditors the matters required to be discussed by Statements on Auditing Standards Nos. 61 and 90 relating to the Audit.

b. Review significant issues regarding accounting principles, practices and judgments.

c. Discuss any significant financial reporting issues arising in the fiscal year and the Company’s accounting and disclosure thereof.

d. Review with the external auditors any problems or difficulties encountered in the course of their audit, including any change in the planned audit work and any restrictions placed on the scope of such work, and management’s response.

3.     Based on its review of the audited financial statements, the Committee shall make its recommendation to the Board of Directors as to the inclusion in the Company’s audited financial statements in the Company’s Report on Form 10-K.

4.     The Audit Committee shall prepare the report of the Committee required by the rules of the SEC to be included in the Company’s proxy statements for each annual meeting.

B. Quarterly Reviews

The Audit Committee shall discuss earnings press releases, and financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee shall discuss with management and the external auditors, the quarterly financial statements, including the Company’s MD&A disclosures.

C. Evaluation of External Auditors

1.     The Audit Committee shall obtain confirmation and assurance as to the external auditors’ independence including a requirement that the external auditors submit to the Audit Committee on a periodic basis, not less than annually, a formal written statement delineating all relationships between the external auditors and the Company, as well as a summary of all services provided by the external auditors and the fees charged for such services. The Committee is responsible for actively engaging in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity or independence of the external auditors and for taking appropriate action in response to the external auditors’ report to satisfy itself of their independence.

2.     The Audit Committee shall also require, obtain and review periodically, not less than annually, a report by the external auditor describing the audit firm’s internal quality control procedures and any material issues raised by the most recent internal quality control review or peer review of the audit firm, or by any investigation by governmental or professional authorities within the preceding five years regarding any independent audit conducted by the firm and the steps taken to address such issues.

D. Oversee Corporate Audit Activities

1.     The Audit Committee shall review the appointment or replacement and performance of the Director of Corporate Audit.

2.     The Audit Committee shall review the plan and scope of corporate audit activities and budget and staffing of the corporate audit group. The Audit Committee shall review on a periodic basis with the Director of Corporate Audit, the progress of the proposed corporate audit plan, including explanations for any deviations from the original plan and any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

3.     The Audit Committee shall review the significant reports to management prepared by the corporate auditing group and management’s response to such reports.

E. Business Ethics and Compliance Matters

1.     The Audit Committee will review the Company’s business ethics and compliance policies, related reports and training programs as appropriate.

2.     The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints from the Company’s employees with respect to accounting, internal accounting controls or auditing matters, as well as for confidential anonymous submissions by the Company’s employees with respect to questionable accounting or auditing matters.

F. Internal Controls

1.     The Audit Committee shall review with the external auditors and the Director of Corporate Audit the adequacy and effectiveness of the Company’s corporate accounting and financial controls, and any related significant findings regarding risks or exposures and will consider recommendations for improvement of such controls.

2.     The Audit Committee shall discuss policies with respect to risk assessment and risk management.

G. Hiring Policy

The Audit Committee shall establish hiring policies for employees or former employees of the external auditor.

H. General

While the Audit Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. Management is responsible for preparing the Company’s financial statements, and the external auditors are responsible for auditing those financial statements. Nor is it the duty of the Audit Committee to assure compliance with laws and regulations and the Company’s Code of Conduct. The Audit Committee shall be entitled to rely on (i) the judgment of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, November 6, 2003
2:00 P.M. (MST)

Avnet Corporate Broadcast Center
2617 South 46th Street
Phoenix, AZ 85034

You may vote through the Internet, by telephone or by mail.
Please read the other side of this card carefully for instructions.
However you decide to vote, your presence, in person or by proxy, at the Annual Meeting of Shareholders is important to Avnet.

▼ FOLD AND DETACH HERE ▼

The undersigned hereby instructs the said proxies (i) to vote in accordance with the instructions indicated on the reverse side for each proposal, but, if no instruction is given on the reverse side, to vote FOR the election as directors of the nine persons named on the reverse side, FOR the Approval of the 2003 Stock Compensation Plan, FOR the Approval of the amendment to the Avnet Employee Stock Purchase Plan, and FOR the ratification of the appointment of KPMG LLP as the independent public accountants for the fiscal year ending July 3, 2004, and (ii) to vote, in their discretion, with respect to other such matters (including matters incident to the conduct of the meeting) as may properly come before the meeting.

Date	, 2003

Signature

Signature (if held jointly)

NOTE: Signature(s) should agree with name(s) on proxy form. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations, or partnerships, should so indicate when signing.

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL

This method of voting is available for residents of the U.S. and Canada. On a touchtone telephone, call TOLL FREE 1-866-595-8759, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you direct. Available until 5 p.m. Eastern Time, November 5, 2003.

Visit the Internet voting website at https://www.proxyvotenow.com/avt. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual internet charges. Available until 5 p.m. Eastern Time, November 5, 2003.
Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card

▼ FOLD AND DETACH HERE ▼

AVNET, INC.
This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Shareholders
on November 6, 2003

The undersigned shareholder of AVNET, INC. (the “Company”) hereby constitutes and appoints Roy Vallee and Raymond Sadowski, or either of them, as proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company at the Annual Meeting of Shareholders to be held at 2:00 P.M., Mountain Standard Time, at the Avnet Corporate Broadcast Center, 2617 South 46th Street, Phoenix, AZ 85034, on November 6, 2003, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.

The Board of Directors Recommends a Vote FOR Proposals 1 through 4.

Vote On Directors

1.     Election of 9 directors to serve for the ensuing year.

☐ FOR All	☐ Withhold All	☐ FOR All Except	To withhold authority to vote, mark “For All Except“and write the nominees numbers on the line below.

01 Eleanor Baum 04 Ehud Houminer 07 Frederic Salerno	02 J. Veronica Biggins 05 James A. Lawrence 08 Gary L. Tooker	03 Lawrence W. Clarkson 06 Ray M. Robinson 09 Roy Vallee

2.     Approval of the 2003 Stock Compensation Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.     Approval to amend the Avnet Employee Stock Purchase Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.     Ratification of appointment of KPMG LLP as independent public accountants for the fiscal year ending July 3, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.     To take action with respect to such other matters as may properly come before the Annual Meeting or any adjournment thereof.

(over)